EXHIBIT 99.1
                                 ------------

                Computational Materials filed on March 7, 2005.

                             Goldman, Sachs & Co.
                                 INDX 2005-AR6
                          Cut-off - February 1, 2005
                                  All records

Selection Criteria: All records
Table of Contents

1. Stats
2. Conforming
3. Principal Balance
4. Current Rate
5. Age
6. Original Loan-To-Value Ratio
7. FICO Score
8. States
9. NegAm Limit
10. Index
11. Margin
12. Max Rate
13. Months to Roll
14. Delinquency in Days
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Prepayment Penalty Flag
20. Prepayment Penalty Term
21. prepay description

1. Stats

Count: 2,600
Current Balance: $755,215,450
Average Current Balance: $290,467
Gross Weighted Average Coupon: 4.227%
Net Weighted Average Coupon: 3.848%
Original Term: 360
Remaining Term: 360
Age: 0
Original Loan-to-Value Ratio: 71.16%
Margin: 3.026%
Net Margin: 2.646%
Non-Zero Initial Periodic Cap: 0.000%
Non-Zero Subsequent Periodic Cap: 0.000%
Maximum Interest Rate: 9.937%
Months to Next Roll: 1

FICO Score: 705
Max Zip Code Percentage: 0.374%
Debt-to-Income Ratio: 25.66%

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2. Conforming

-------------------------------------------------------------------------
Conforming                          Count        Balance       Percent
-------------------------------------------------------------------------
Conforming                             1,938    $422,422,483      55.90%
-------------------------------------------------------------------------
Jumbo                                    662     332,792,967        44.1
-------------------------------------------------------------------------
Total:                                 2,600    $755,215,450     100.00%
-------------------------------------------------------------------------

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3. Principal Balance

-------------------------------------------------------------------------
Principal Balance                   Count        Balance       Percent
-------------------------------------------------------------------------
Less than or equal to $50,000.00           5        $249,523       0.00%
-------------------------------------------------------------------------
$50,000.01 to $200,000.00                848     123,983,884        16.4
-------------------------------------------------------------------------
$200,000.01 to $350,000.00             1,018     272,267,798        36.1
-------------------------------------------------------------------------
$350,000.01 to $500,000.00               501     208,644,184        27.6
-------------------------------------------------------------------------
$500,000.01 to $650,000.00               172      97,692,086        12.9
-------------------------------------------------------------------------
$650,000.01 to $800,000.00                26      18,887,071         2.5
-------------------------------------------------------------------------
$800,000.01 to $950,000.00                15      13,248,479         1.8
-------------------------------------------------------------------------
$950,000.01 to $1,100,000.00               7       6,979,714         0.9
-------------------------------------------------------------------------
$1,250,000.01 to $1,400,000.00             2       2,691,676         0.4
-------------------------------------------------------------------------
$1,400,000.01 to $1,550,000.00             1       1,446,545         0.2
-------------------------------------------------------------------------
$1,550,000.01 to $1,700,000.00             1       1,667,350         0.2
-------------------------------------------------------------------------
$1,700,000.01 to $1,850,000.00             2       3,516,912         0.5
-------------------------------------------------------------------------
$1,850,000.01 to $2,000,000.00             1       1,868,000         0.2
-------------------------------------------------------------------------
$2,000,000.01 to $2,150,000.00             1       2,072,229         0.3
-------------------------------------------------------------------------
Total:                                 2,600    $755,215,450     100.00%
-------------------------------------------------------------------------

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4. Current Rate

-------------------------------------------------------------------------
Current Rate                        Count        Balance       Percent
-------------------------------------------------------------------------
1.000% to 1.249%                         481    $143,441,358      19.00%
-------------------------------------------------------------------------
2.000% to 2.249%                          75      14,125,905         1.9
-------------------------------------------------------------------------
4.000% to 4.249%                          43      17,298,836         2.3
-------------------------------------------------------------------------
4.250% to 4.499%                          96      36,104,650         4.8
-------------------------------------------------------------------------
4.500% to 4.749%                         344     107,095,463        14.2
-------------------------------------------------------------------------
4.750% to 4.999%                         618     190,207,186        25.2
-------------------------------------------------------------------------

-------------------------------------------------------------------------
5.000% to 5.249%                         198      53,474,740         7.1
-------------------------------------------------------------------------
5.250% to 5.499%                         151      40,479,191         5.4
-------------------------------------------------------------------------
5.500% to 5.749%                         283      74,725,550         9.9
-------------------------------------------------------------------------
5.750% to 5.999%                         285      73,231,760         9.7
-------------------------------------------------------------------------
6.000% to 6.249%                          19       3,976,944         0.5
-------------------------------------------------------------------------
6.250% to 6.499%                           6         829,402         0.1
-------------------------------------------------------------------------
6.500% to 6.749%                           1         224,464           0
-------------------------------------------------------------------------
Total:                                 2,600    $755,215,450     100.00%
-------------------------------------------------------------------------

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5. Age

-------------------------------------------------------------------------
Age                                 Count        Balance       Percent
-------------------------------------------------------------------------
0                                      2,449    $698,825,445      92.50%
-------------------------------------------------------------------------
1                                        113      42,381,778         5.6
-------------------------------------------------------------------------
2                                         23       6,680,849         0.9
-------------------------------------------------------------------------
3                                          8       2,232,405         0.3
-------------------------------------------------------------------------
4                                          3       3,066,084         0.4
-------------------------------------------------------------------------
5                                          1         565,508         0.1
-------------------------------------------------------------------------
7                                          1         194,652           0
-------------------------------------------------------------------------
8                                          1         290,066           0
-------------------------------------------------------------------------
9                                          1         978,662         0.1
-------------------------------------------------------------------------
Total:                                 2,600    $755,215,450     100.00%
-------------------------------------------------------------------------

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6. Original Loan-To-Value Ratio

-------------------------------------------------------------------------
Original Loan-To-Value Ratio        Count        Balance       Percent

-------------------------------------------------------------------------
0.001% to 50.000%                        185     $48,792,482       6.50%
-------------------------------------------------------------------------
50.001% to 60.000%                       221      60,027,138         7.9
-------------------------------------------------------------------------
60.001% to 70.000%                       534     173,496,952          23
-------------------------------------------------------------------------
70.001% to 75.000%                       542     156,508,709        20.7
-------------------------------------------------------------------------
75.001% to 80.000%                     1,033     299,417,372        39.6
-------------------------------------------------------------------------
80.001% to 85.000%                        29       6,324,300         0.8
-------------------------------------------------------------------------
85.001% to 90.000%                        27       5,427,243         0.7
-------------------------------------------------------------------------
90.001% to 95.000%                        29       5,221,252         0.7
-------------------------------------------------------------------------
Total:                                 2,600    $755,215,450     100.00%
-------------------------------------------------------------------------

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7. FICO Score

-------------------------------------------------------------------------
FICO Score                          Count        Balance       Percent
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Missing                                    4        $924,259       0.10%
-------------------------------------------------------------------------
600 to 649                               300      85,168,707        11.3
-------------------------------------------------------------------------
650 to 699                               940     288,221,247        38.2
-------------------------------------------------------------------------
700 to 749                               801     228,219,821        30.2
-------------------------------------------------------------------------
750 to 799                               504     141,654,053        18.8
-------------------------------------------------------------------------
800 to 849                                51      11,027,363         1.5
-------------------------------------------------------------------------
Total:                                 2,600    $755,215,450     100.00%
-------------------------------------------------------------------------

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8. States

-------------------------------------------------------------------------
States                              Count        Balance       Percent
-------------------------------------------------------------------------
AK                                         9      $1,901,551       0.30%
-------------------------------------------------------------------------
AL                                         3         588,772         0.1
-------------------------------------------------------------------------
AZ                                        52      12,667,267         1.7
-------------------------------------------------------------------------
CA                                       967     338,826,935        44.9
-------------------------------------------------------------------------
CO                                        84      20,626,893         2.7
-------------------------------------------------------------------------
CT                                        37      11,205,360         1.5
-------------------------------------------------------------------------
DC                                         9       3,232,124         0.4
-------------------------------------------------------------------------
DE                                         3         694,652         0.1
-------------------------------------------------------------------------
FL                                       317      77,166,521        10.2
-------------------------------------------------------------------------
GA                                        24       4,109,177         0.5
-------------------------------------------------------------------------
HI                                        17       7,523,939           1
-------------------------------------------------------------------------
IA                                         1         156,000           0
-------------------------------------------------------------------------
ID                                         7       1,195,046         0.2
-------------------------------------------------------------------------
IL                                        66      18,052,056         2.4
-------------------------------------------------------------------------
IN                                        10       1,624,160         0.2
-------------------------------------------------------------------------
KS                                         8       1,435,342         0.2
-------------------------------------------------------------------------
KY                                         2         303,732           0
-------------------------------------------------------------------------
LA                                         9       1,580,682         0.2
-------------------------------------------------------------------------
MA                                        60      16,384,785         2.2
-------------------------------------------------------------------------
MD                                        48      12,236,227         1.6
-------------------------------------------------------------------------
ME                                         3         616,926         0.1
-------------------------------------------------------------------------
MI                                        82      15,832,939         2.1
-------------------------------------------------------------------------
MN                                        54      12,194,111         1.6
-------------------------------------------------------------------------
MO                                        11       2,148,219         0.3
-------------------------------------------------------------------------
MT                                         2         274,554           0
-------------------------------------------------------------------------
NC                                         6       1,090,858         0.1
-------------------------------------------------------------------------
NE                                         7       1,405,686         0.2
-------------------------------------------------------------------------
NH                                         4         866,295         0.1
-------------------------------------------------------------------------
NJ                                       203      56,907,187         7.5
-------------------------------------------------------------------------
NM                                         5       1,156,678         0.2
-------------------------------------------------------------------------
NV                                        82      22,229,394         2.9
-------------------------------------------------------------------------
NY                                       107      38,002,757           5
-------------------------------------------------------------------------
OH                                        26       4,633,487         0.6
-------------------------------------------------------------------------
OR                                        18       3,786,832         0.5
-------------------------------------------------------------------------
PA                                        31       5,419,202         0.7
-------------------------------------------------------------------------
RI                                        18       3,633,975         0.5
-------------------------------------------------------------------------
SC                                        13       4,325,699         0.6
-------------------------------------------------------------------------

-------------------------------------------------------------------------
SD                                         1         121,709           0
-------------------------------------------------------------------------
TN                                         7       1,248,388         0.2
-------------------------------------------------------------------------
TX                                        32       7,033,728         0.9
-------------------------------------------------------------------------
UT                                        13       2,192,794         0.3
-------------------------------------------------------------------------
VA                                        73      23,121,088         3.1
-------------------------------------------------------------------------
WA                                        63      14,198,780         1.9
-------------------------------------------------------------------------
WI                                         6       1,262,941         0.2
-------------------------------------------------------------------------
Total:                                 2,600    $755,215,450     100.00%
-------------------------------------------------------------------------

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9. NegAm Limit

-------------------------------------------------------------------------
NegAm Limit                         Count        Balance       Percent
-------------------------------------------------------------------------
110%                                   2,600    $755,215,450     100.00%
-------------------------------------------------------------------------
Total:                                 2,600    $755,215,450     100.00%
-------------------------------------------------------------------------

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10. Index

-------------------------------------------------------------------------
Index                               Count        Balance       Percent
-------------------------------------------------------------------------
MTA                                    2,600    $755,215,450     100.00%
-------------------------------------------------------------------------
Total:                                 2,600    $755,215,450     100.00%
-------------------------------------------------------------------------

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11. Margin

-------------------------------------------------------------------------
Margin                              Count        Balance       Percent
-------------------------------------------------------------------------
1.751% to 2.000%                          14      $5,536,492       0.70%
-------------------------------------------------------------------------
2.001% to 2.250%                          42      16,512,289         2.2
-------------------------------------------------------------------------
2.251% to 2.500%                         161      58,156,433         7.7
-------------------------------------------------------------------------
2.501% to 2.750%                         662     202,280,555        26.8
-------------------------------------------------------------------------
2.751% to 3.000%                         583     176,754,015        23.4
-------------------------------------------------------------------------
3.001% to 3.250%                         275      70,623,449         9.4
-------------------------------------------------------------------------
3.251% to 3.500%                         161      42,726,302         5.7
-------------------------------------------------------------------------
3.501% to 3.750%                         504     136,351,934        18.1
-------------------------------------------------------------------------
3.751% to 4.000%                         165      40,098,880         5.3
-------------------------------------------------------------------------
4.001% to 4.250%                          20       4,189,999         0.6
-------------------------------------------------------------------------
4.251% to 4.500%                          11       1,198,138         0.2
-------------------------------------------------------------------------
4.501% to 4.750%                           2         786,964         0.1
-------------------------------------------------------------------------
Total:                                 2,600    $755,215,450     100.00%
-------------------------------------------------------------------------

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


12. Max Rate

-------------------------------------------------------------------------
Max Rate                            Count        Balance       Percent
-------------------------------------------------------------------------
8.500% to 8.999%                          29      $9,440,050       1.20%
-------------------------------------------------------------------------
9.000% to 9.499%                           1         187,318           0
-------------------------------------------------------------------------
9.500% to 9.999%                       2,570     745,588,082        98.7
-------------------------------------------------------------------------
Total:                                 2,600    $755,215,450     100.00%
-------------------------------------------------------------------------

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13. Months to Roll

-------------------------------------------------------------------------
Months to Roll                      Count        Balance       Percent
-------------------------------------------------------------------------
0                                         14      $5,998,733       0.80%
-------------------------------------------------------------------------
1                                      2,020     589,895,913        78.1
-------------------------------------------------------------------------
2                                        566     159,320,804        21.1
-------------------------------------------------------------------------
Total:                                 2,600    $755,215,450     100.00%
-------------------------------------------------------------------------

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14. Delinquency in Days

-------------------------------------------------------------------------
Delinquency in Days                 Count        Balance       Percent
-------------------------------------------------------------------------
0                                      2,600    $755,215,450     100.00%
-------------------------------------------------------------------------
Total:                                 2,600    $755,215,450     100.00%
-------------------------------------------------------------------------

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15. Property Type

-------------------------------------------------------------------------
Property Type                       Count        Balance       Percent
-------------------------------------------------------------------------
Single Family                          1,703    $501,290,531      66.40%
-------------------------------------------------------------------------
Planned Unit Development                 453     140,196,237        18.6
-------------------------------------------------------------------------
Condominium                              263      64,665,278         8.6
-------------------------------------------------------------------------
2 Family                                 121      35,735,963         4.7
-------------------------------------------------------------------------
Townhouse                                 36       6,530,565         0.9
-------------------------------------------------------------------------
4 Family                                  15       4,248,241         0.6
-------------------------------------------------------------------------
3 Family                                   9       2,548,633         0.3
-------------------------------------------------------------------------
Total:                                 2,600    $755,215,450     100.00%
-------------------------------------------------------------------------

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


16. Occupancy Code

-------------------------------------------------------------------------
Occupancy Code                      Count        Balance       Percent
-------------------------------------------------------------------------
Primary                                2,385    $709,946,483      94.00%
-------------------------------------------------------------------------
Investment                               160      30,713,185         4.1
-------------------------------------------------------------------------
Secondary                                 55      14,555,781         1.9
-------------------------------------------------------------------------
Total:                                 2,600    $755,215,450     100.00%
-------------------------------------------------------------------------

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17. Purpose

-------------------------------------------------------------------------
Purpose                             Count        Balance       Percent
-------------------------------------------------------------------------
CashOut                                1,622    $470,586,129      62.30%
-------------------------------------------------------------------------
Purchase                                 494     152,955,862        20.3
-------------------------------------------------------------------------
RateTerm                                 484     131,673,459        17.4
-------------------------------------------------------------------------
Total:                                 2,600    $755,215,450     100.00%
-------------------------------------------------------------------------

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18. Documentation Type

-------------------------------------------------------------------------
Documentation Type                  Count        Balance       Percent
-------------------------------------------------------------------------
Fast Forward                           1,432    $448,278,303      59.40%
-------------------------------------------------------------------------
Full Doc                                 551     137,932,414        18.3
-------------------------------------------------------------------------
Full Doc Express                          85      20,125,172         2.7
-------------------------------------------------------------------------
NINA                                     532     148,879,562        19.7
-------------------------------------------------------------------------
Total:                                 2,600    $755,215,450     100.00%
-------------------------------------------------------------------------

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19. Prepayment Penalty Flag

-------------------------------------------------------------------------
Prepayment Penalty Flag             Count        Balance       Percent
-------------------------------------------------------------------------
N                                        290    $101,829,559      13.50%
-------------------------------------------------------------------------
Y                                      2,310     653,385,890        86.5
-------------------------------------------------------------------------
Total:                                 2,600    $755,215,450     100.00%
-------------------------------------------------------------------------

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


20. Prepayment Penalty Term

-------------------------------------------------------------------------
Prepayment Penalty Term             Count        Balance       Percent
-------------------------------------------------------------------------
0                                        290    $101,829,559      13.50%
-------------------------------------------------------------------------
12                                       148      49,042,416         6.5
-------------------------------------------------------------------------
24                                        73      24,228,997         3.2
-------------------------------------------------------------------------
36                                     2,089     580,114,477        76.8
-------------------------------------------------------------------------
Total:                                 2,600    $755,215,450     100.00%
-------------------------------------------------------------------------

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21. prepay description

-------------------------------------------------------------------------
prepay description                  Count        Balance       Percent
-------------------------------------------------------------------------
0                                        290    $101,829,559      13.50%
-------------------------------------------------------------------------
1H                                        36      12,060,767         1.6
-------------------------------------------------------------------------
1S                                       112      36,981,649         4.9
-------------------------------------------------------------------------
2H                                        13       3,275,726         0.4
-------------------------------------------------------------------------
2S                                        60      20,953,271         2.8
-------------------------------------------------------------------------
3H                                     1,064     281,018,342        37.2
-------------------------------------------------------------------------
3S                                     1,025     299,096,135        39.6
-------------------------------------------------------------------------
Total:                                 2,600    $755,215,450     100.00%
-------------------------------------------------------------------------

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This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market
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purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This
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and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable
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information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

                             Goldman, Sachs & Co.
                                 INDX 2005-AR6
                          Cut-off - February 1, 2005
                           Conforming Non-Conforming

Selection Criteria: Conforming
Table of Contents

1. Stats
2. Conforming
3. Principal Balance
4. Current Rate
5. Age
6. Original Loan-To-Value Ratio
7. FICO Score
8. States
9. NegAm Limit
10. Index
11. Margin
12. Max Rate
13. Months to Roll
14. Delinquency in Days
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Prepayment Penalty Flag
20. Prepayment Penalty Term

1. Stats

Count: 1,938
Current Balance: $422,422,483
Average Current Balance: $217,968
Gross Weighted Average Coupon: 4.320%
Net Weighted Average Coupon: 3.940%
Original Term: 360
Remaining Term: 360
Age: 0
Original Loan-to-Value Ratio: 71.39%
Margin: 3.091%
Net Margin: 2.712%
Non-Zero Initial Periodic Cap: 0.000%
Non-Zero Subsequent Periodic Cap: 0.000%
Maximum Interest Rate: 9.941%
Months to Next Roll: 1
FICO Score: 706

Max Zip Code Percentage: 0.501%
Debt-to-Income Ratio: 24.90%

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2. Conforming

----------------------------------------------------------------------------
Conforming                            Count        Balance       Percent
----------------------------------------------------------------------------
Conforming                               1,938    $422,422,483      100.00%
----------------------------------------------------------------------------
Total:                                   1,938    $422,422,483      100.00%
----------------------------------------------------------------------------

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3. Principal Balance

----------------------------------------------------------------------------
Principal Balance                     Count        Balance       Percent
----------------------------------------------------------------------------
Less than or equal to $50,000.00             5        $249,523        0.10%
----------------------------------------------------------------------------
$50,000.01 to $200,000.00                  848     123,983,884         29.4
----------------------------------------------------------------------------
$200,000.01 to $350,000.00               1,018     272,267,798         64.5
----------------------------------------------------------------------------
$350,000.01 to $500,000.00                  65      24,657,228          5.8
----------------------------------------------------------------------------
$500,000.01 to $650,000.00                   2       1,264,049          0.3
----------------------------------------------------------------------------
Total:                                   1,938    $422,422,483      100.00%
----------------------------------------------------------------------------

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4. Current Rate

----------------------------------------------------------------------------
Current Rate                          Count        Balance       Percent
----------------------------------------------------------------------------
1.000% to 1.249%                           346     $74,243,806       17.60%
----------------------------------------------------------------------------
2.000% to 2.249%                            71      12,168,405          2.9
----------------------------------------------------------------------------
4.000% to 4.249%                            24       6,165,167          1.5
----------------------------------------------------------------------------
4.250% to 4.499%                            55      12,379,732          2.9
----------------------------------------------------------------------------
4.500% to 4.749%                           242      52,963,114         12.5
----------------------------------------------------------------------------
4.750% to 4.999%                           432      99,741,452         23.6
----------------------------------------------------------------------------
5.000% to 5.249%                           160      34,876,843          8.3
----------------------------------------------------------------------------
5.250% to 5.499%                           120      25,649,046          6.1
----------------------------------------------------------------------------
5.500% to 5.749%                           228      49,295,765         11.7
----------------------------------------------------------------------------
5.750% to 5.999%                           235      50,293,921         11.9
----------------------------------------------------------------------------
6.000% to 6.249%                            18       3,591,365          0.9
----------------------------------------------------------------------------
6.250% to 6.499%                             6         829,402          0.2
----------------------------------------------------------------------------
6.500% to 6.749%                             1         224,464          0.1
----------------------------------------------------------------------------
Total:                                   1,938    $422,422,483      100.00%
----------------------------------------------------------------------------

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


5. Age

----------------------------------------------------------------------------
Age                                   Count        Balance       Percent
----------------------------------------------------------------------------
0                                        1,838    $396,458,196       93.90%
----------------------------------------------------------------------------
1                                           74      19,468,791          4.6
----------------------------------------------------------------------------
2                                           19       4,929,512          1.2
----------------------------------------------------------------------------
3                                            5       1,081,265          0.3
----------------------------------------------------------------------------
7                                            1         194,652            0
----------------------------------------------------------------------------
8                                            1         290,066          0.1
----------------------------------------------------------------------------
Total:                                   1,938    $422,422,483      100.00%
----------------------------------------------------------------------------

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6. Original Loan-To-Value Ratio

----------------------------------------------------------------------------
Original Loan-To-Value Ratio          Count        Balance       Percent
----------------------------------------------------------------------------
0.001% to 50.000%                          154     $28,986,107        6.90%
----------------------------------------------------------------------------
50.001% to 60.000%                         168      34,368,807          8.1
----------------------------------------------------------------------------
60.001% to 70.000%                         377      83,410,509         19.7
----------------------------------------------------------------------------
70.001% to 75.000%                         413      94,666,558         22.4
----------------------------------------------------------------------------
75.001% to 80.000%                         743     164,852,951           39
----------------------------------------------------------------------------
80.001% to 85.000%                          27       5,489,057          1.3
----------------------------------------------------------------------------
85.001% to 90.000%                          27       5,427,243          1.3
----------------------------------------------------------------------------
90.001% to 95.000%                          29       5,221,252          1.2
----------------------------------------------------------------------------
Total:                                   1,938    $422,422,483      100.00%
----------------------------------------------------------------------------

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7. FICO Score

----------------------------------------------------------------------------
FICO Score                            Count        Balance       Percent
----------------------------------------------------------------------------
Missing                                      3        $524,011        0.10%
----------------------------------------------------------------------------
600 to 649                                 226      50,206,350         11.9
----------------------------------------------------------------------------
650 to 699                                 679     151,051,341         35.8
----------------------------------------------------------------------------
700 to 749                                 606     131,809,130         31.2
----------------------------------------------------------------------------
750 to 799                                 377      79,612,786         18.8
----------------------------------------------------------------------------
800 to 849                                  47       9,218,864          2.2
----------------------------------------------------------------------------
Total:                                   1,938    $422,422,483      100.00%
----------------------------------------------------------------------------

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8. States

----------------------------------------------------------------------------
States                                Count        Balance       Percent
----------------------------------------------------------------------------
AK                                           9      $1,901,551        0.50%
----------------------------------------------------------------------------
AL                                           3         588,772          0.1
----------------------------------------------------------------------------
AZ                                          43       8,123,937          1.9
----------------------------------------------------------------------------
CA                                         588     148,965,595         35.3
----------------------------------------------------------------------------
CO                                          68      12,853,770            3
----------------------------------------------------------------------------
CT                                          26       4,880,873          1.2
----------------------------------------------------------------------------
DC                                           3         586,988          0.1
----------------------------------------------------------------------------
DE                                           2         240,252          0.1
----------------------------------------------------------------------------
FL                                         265      50,529,069           12
----------------------------------------------------------------------------
GA                                          22       3,265,193          0.8
----------------------------------------------------------------------------
HI                                          14       4,890,282          1.2
----------------------------------------------------------------------------
IA                                           1         156,000            0
----------------------------------------------------------------------------
ID                                           7       1,195,046          0.3
----------------------------------------------------------------------------
IL                                          53      11,749,492          2.8
----------------------------------------------------------------------------
IN                                           9       1,191,394          0.3
----------------------------------------------------------------------------
KS                                           8       1,435,342          0.3
----------------------------------------------------------------------------
KY                                           2         303,732          0.1
----------------------------------------------------------------------------
LA                                           9       1,580,682          0.4
----------------------------------------------------------------------------
MA                                          50      11,546,052          2.7
----------------------------------------------------------------------------
MD                                          38       7,384,926          1.7
----------------------------------------------------------------------------
ME                                           3         616,926          0.1
----------------------------------------------------------------------------
MI                                          79      14,574,209          3.5
----------------------------------------------------------------------------
MN                                          50       9,948,475          2.4
----------------------------------------------------------------------------
MO                                          10       1,569,601          0.4
----------------------------------------------------------------------------
MT                                           2         274,554          0.1
----------------------------------------------------------------------------
NC                                           5         680,838          0.2
----------------------------------------------------------------------------
NE                                           7       1,405,686          0.3
----------------------------------------------------------------------------
NH                                           3         507,153          0.1
----------------------------------------------------------------------------
NJ                                         158      34,870,870          8.3
----------------------------------------------------------------------------
NM                                           4         724,111          0.2
----------------------------------------------------------------------------
NV                                          69      15,636,004          3.7
----------------------------------------------------------------------------
NY                                          73      20,131,893          4.8
----------------------------------------------------------------------------
OH                                          23       3,421,252          0.8
----------------------------------------------------------------------------
OR                                          18       3,786,832          0.9
----------------------------------------------------------------------------
PA                                          30       4,990,725          1.2
----------------------------------------------------------------------------
RI                                          17       3,195,023          0.8
----------------------------------------------------------------------------
SC                                           8       1,454,051          0.3
----------------------------------------------------------------------------
SD                                           1         121,709            0
----------------------------------------------------------------------------
TN                                           6         859,417          0.2
----------------------------------------------------------------------------
TX                                          29       4,962,176          1.2
----------------------------------------------------------------------------
UT                                          12       1,603,202          0.4
----------------------------------------------------------------------------
VA                                          49      11,589,854          2.7
----------------------------------------------------------------------------
WA                                          57      11,374,816          2.7
----------------------------------------------------------------------------
WI                                           5         754,156          0.2
----------------------------------------------------------------------------
Total:                                   1,938    $422,422,483      100.00%
----------------------------------------------------------------------------

                Top

9. NegAm Limit

----------------------------------------------------------------------------
NegAm Limit                           Count        Balance       Percent
----------------------------------------------------------------------------
110%                                     1,938    $422,422,483      100.00%
----------------------------------------------------------------------------
Total:                                   1,938    $422,422,483      100.00%
----------------------------------------------------------------------------

                Top

10. Index

----------------------------------------------------------------------------
Index                                 Count        Balance       Percent
----------------------------------------------------------------------------
MTA                                      1,938    $422,422,483      100.00%
----------------------------------------------------------------------------
Total:                                   1,938    $422,422,483      100.00%
----------------------------------------------------------------------------

                Top

11. Margin

----------------------------------------------------------------------------
Margin                                Count        Balance       Percent
----------------------------------------------------------------------------
1.751% to 2.000%                             7      $1,816,911        0.40%
----------------------------------------------------------------------------
2.001% to 2.250%                            25       6,359,897          1.5
----------------------------------------------------------------------------
2.251% to 2.500%                            95      21,981,286          5.2
----------------------------------------------------------------------------
2.501% to 2.750%                           477     103,685,629         24.5
----------------------------------------------------------------------------
2.751% to 3.000%                           420      97,605,810         23.1
----------------------------------------------------------------------------
3.001% to 3.250%                           225      46,489,923           11
----------------------------------------------------------------------------
3.251% to 3.500%                           128      27,216,508          6.4
----------------------------------------------------------------------------
3.501% to 3.750%                           390      83,191,519         19.7
----------------------------------------------------------------------------
3.751% to 4.000%                           140      28,847,977          6.8
----------------------------------------------------------------------------
4.001% to 4.250%                            19       3,804,421          0.9
----------------------------------------------------------------------------
4.251% to 4.500%                            11       1,198,138          0.3
----------------------------------------------------------------------------
4.501% to 4.750%                             1         224,464          0.1
----------------------------------------------------------------------------
Total:                                   1,938    $422,422,483      100.00%
----------------------------------------------------------------------------

                Top

12. Max Rate

----------------------------------------------------------------------------
Max Rate                              Count        Balance       Percent
----------------------------------------------------------------------------
8.500% to 8.999%                            16      $3,577,794        0.80%
----------------------------------------------------------------------------
9.000% to 9.499%                             1         187,318            0
----------------------------------------------------------------------------
9.500% to 9.999%                         1,921     418,657,370         99.1
----------------------------------------------------------------------------
Total:                                   1,938    $422,422,483      100.00%
----------------------------------------------------------------------------

                Top

13. Months to Roll

----------------------------------------------------------------------------
Months to Roll                        Count        Balance       Percent
----------------------------------------------------------------------------
0                                            6      $1,664,062        0.40%
----------------------------------------------------------------------------
1                                        1,506     333,034,314         78.8
----------------------------------------------------------------------------
2                                          426      87,724,107         20.8
----------------------------------------------------------------------------
Total:                                   1,938    $422,422,483      100.00%
----------------------------------------------------------------------------

                Top

14. Delinquency in Days

----------------------------------------------------------------------------
Delinquency in Days                   Count        Balance       Percent

----------------------------------------------------------------------------
0                                        1,938    $422,422,483      100.00%
----------------------------------------------------------------------------
Total:                                   1,938    $422,422,483      100.00%
----------------------------------------------------------------------------

                Top

15. Property Type

----------------------------------------------------------------------------
Property Type                         Count        Balance       Percent
----------------------------------------------------------------------------
Single Family                            1,233    $267,404,438       63.30%
----------------------------------------------------------------------------
Planned Unit Development                   327      74,081,737         17.5
----------------------------------------------------------------------------
Condominium                                217      42,877,028         10.2
----------------------------------------------------------------------------
2 Family                                   104      26,285,397          6.2
----------------------------------------------------------------------------
Townhouse                                   34       5,539,508          1.3
----------------------------------------------------------------------------
4 Family                                    15       4,248,241            1
----------------------------------------------------------------------------
3 Family                                     8       1,986,133          0.5
----------------------------------------------------------------------------
Total:                                   1,938    $422,422,483      100.00%
----------------------------------------------------------------------------

                Top

16. Occupancy Code

----------------------------------------------------------------------------
Occupancy Code                        Count        Balance       Percent
----------------------------------------------------------------------------
Primary                                  1,740    $385,814,144       91.30%
----------------------------------------------------------------------------
Investment                                 154      27,800,569          6.6
----------------------------------------------------------------------------
Secondary                                   44       8,807,769          2.1
----------------------------------------------------------------------------
Total:                                   1,938    $422,422,483      100.00%
----------------------------------------------------------------------------

                Top

17. Purpose

----------------------------------------------------------------------------
Purpose                               Count        Balance       Percent
----------------------------------------------------------------------------
CashOut                                  1,211    $269,734,529       63.90%
----------------------------------------------------------------------------
RateTerm                                   392      78,476,932         18.6
----------------------------------------------------------------------------
Purchase                                   335      74,211,022         17.6
----------------------------------------------------------------------------
Total:                                   1,938    $422,422,483      100.00%
----------------------------------------------------------------------------

                Top

18. Documentation Type

----------------------------------------------------------------------------
Documentation Type                    Count        Balance       Percent
----------------------------------------------------------------------------
Fast Forward                               993    $223,678,059       53.00%
----------------------------------------------------------------------------
Full Doc                                   469      95,795,712         22.7
----------------------------------------------------------------------------
Full Doc Express                            71      13,797,943          3.3
----------------------------------------------------------------------------
NINA                                       405      89,150,769         21.1
----------------------------------------------------------------------------
Total:                                   1,938    $422,422,483      100.00%
----------------------------------------------------------------------------

                Top

19. Prepayment Penalty Flag

----------------------------------------------------------------------------
Prepayment Penalty Flag               Count        Balance       Percent
----------------------------------------------------------------------------
N                                          181     $42,428,535       10.00%
----------------------------------------------------------------------------
Y                                        1,757     379,993,947           90
----------------------------------------------------------------------------
Total:                                   1,938    $422,422,483      100.00%
----------------------------------------------------------------------------

                Top

20. Prepayment Penalty Term

----------------------------------------------------------------------------
Prepayment Penalty Term               Count        Balance       Percent
----------------------------------------------------------------------------
0                                          181     $42,428,535       10.00%
----------------------------------------------------------------------------
12                                          91      21,638,396          5.1
----------------------------------------------------------------------------
24                                          44       9,945,941          2.4
----------------------------------------------------------------------------
36                                       1,622     348,409,610         82.5
----------------------------------------------------------------------------
Total:                                   1,938    $422,422,483      100.00%
----------------------------------------------------------------------------

                Top

Selection Criteria: Non-Conforming
Table of Contents

1. Stats
2. Conforming
3. Principal Balance
4. Current Rate
5. Age
6. Original Loan-To-Value Ratio
7. FICO Score
8. States
9. NegAm Limit
10. Index
11. Margin
12. Max Rate
13. Months to Roll
14. Delinquency in Days
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Prepayment Penalty Flag
20. Prepayment Penalty Term


1. Stats

Count: 662
Current Balance: $332,792,967
Average Current Balance: $502,708
Gross Weighted Average Coupon: 4.110%
Net Weighted Average Coupon: 3.730%
Original Term: 360
Remaining Term: 360
Age: 0
Original Loan-to-Value Ratio: 70.88%
Margin: 2.942%
Net Margin: 2.562%
Non-Zero Initial Periodic Cap: 0.000%
Non-Zero Subsequent Periodic Cap: 0.000%
Maximum Interest Rate: 9.932%
Months to Next Roll: 1
FICO Score: 704
Max Zip Code Percentage: 0.728%
Debt-to-Income Ratio: 26.63%

                Top
2. Conforming

----------------------------------------------------------------------------
Conforming                            Count        Balance       Percent
----------------------------------------------------------------------------
Jumbo                                      662    $332,792,967      100.00%
----------------------------------------------------------------------------
Total:                                     662    $332,792,967      100.00%
----------------------------------------------------------------------------

                Top

3. Principal Balance

----------------------------------------------------------------------------
Principal Balance                     Count        Balance       Percent
----------------------------------------------------------------------------
$350,000.01 to $500,000.00                 436    $183,986,956       55.30%
----------------------------------------------------------------------------
$500,000.01 to $650,000.00                 170      96,428,037           29
----------------------------------------------------------------------------
$650,000.01 to $800,000.00                  26      18,887,071          5.7
----------------------------------------------------------------------------
$800,000.01 to $950,000.00                  15      13,248,479            4
----------------------------------------------------------------------------
$950,000.01 to $1,100,000.00                 7       6,979,714          2.1
----------------------------------------------------------------------------
$1,250,000.01 to $1,400,000.00               2       2,691,676          0.8
----------------------------------------------------------------------------
$1,400,000.01 to $1,550,000.00               1       1,446,545          0.4
----------------------------------------------------------------------------
$1,550,000.01 to $1,700,000.00               1       1,667,350          0.5
----------------------------------------------------------------------------
$1,700,000.01 to $1,850,000.00               2       3,516,912          1.1
----------------------------------------------------------------------------
$1,850,000.01 to $2,000,000.00               1       1,868,000          0.6
----------------------------------------------------------------------------
$2,000,000.01 to $2,150,000.00               1       2,072,229          0.6
----------------------------------------------------------------------------
Total:                                     662    $332,792,967      100.00%
----------------------------------------------------------------------------

                Top

4. Current Rate

----------------------------------------------------------------------------
Current Rate                          Count        Balance       Percent
----------------------------------------------------------------------------
1.000% to 1.249%                           135     $69,197,552       20.80%
----------------------------------------------------------------------------
2.000% to 2.249%                             4       1,957,500          0.6
----------------------------------------------------------------------------
4.000% to 4.249%                            19      11,133,669          3.3
----------------------------------------------------------------------------
4.250% to 4.499%                            41      23,724,918          7.1
----------------------------------------------------------------------------
4.500% to 4.749%                           102      54,132,349         16.3
----------------------------------------------------------------------------
4.750% to 4.999%                           186      90,465,734         27.2
----------------------------------------------------------------------------
5.000% to 5.249%                            38      18,597,897          5.6
----------------------------------------------------------------------------
5.250% to 5.499%                            31      14,830,146          4.5
----------------------------------------------------------------------------
5.500% to 5.749%                            55      25,429,785          7.6
----------------------------------------------------------------------------
5.750% to 5.999%                            50      22,937,839          6.9
----------------------------------------------------------------------------
6.000% to 6.249%                             1         385,579          0.1
----------------------------------------------------------------------------
Total:                                     662    $332,792,967      100.00%
----------------------------------------------------------------------------

                Top

5. Age

----------------------------------------------------------------------------
Age                                   Count        Balance       Percent
----------------------------------------------------------------------------
0                                          611    $302,367,249       90.90%
----------------------------------------------------------------------------
1                                           39      22,912,987          6.9
----------------------------------------------------------------------------
2                                            4       1,751,337          0.5
----------------------------------------------------------------------------
3                                            3       1,151,139          0.3
----------------------------------------------------------------------------
4                                            3       3,066,084          0.9
----------------------------------------------------------------------------
5                                            1         565,508          0.2
----------------------------------------------------------------------------
9                                            1         978,662          0.3
----------------------------------------------------------------------------
Total:                                     662    $332,792,967      100.00%
----------------------------------------------------------------------------

                Top

6. Original Loan-To-Value Ratio

----------------------------------------------------------------------------
Original Loan-To-Value Ratio          Count        Balance       Percent
----------------------------------------------------------------------------
0.001% to 50.000%                           31     $19,806,375        6.00%
----------------------------------------------------------------------------
50.001% to 60.000%                          53      25,658,332          7.7
----------------------------------------------------------------------------
60.001% to 70.000%                         157      90,086,443         27.1
----------------------------------------------------------------------------
70.001% to 75.000%                         129      61,842,151         18.6
----------------------------------------------------------------------------
75.001% to 80.000%                         290     134,564,422         40.4
----------------------------------------------------------------------------
80.001% to 85.000%                           2         835,243          0.3
----------------------------------------------------------------------------
Total:                                     662    $332,792,967      100.00%
----------------------------------------------------------------------------

                Top

7. FICO Score

----------------------------------------------------------------------------
FICO Score                            Count        Balance       Percent
----------------------------------------------------------------------------
Missing                                      1        $400,248        0.10%
----------------------------------------------------------------------------
600 to 649                                  74      34,962,357         10.5
----------------------------------------------------------------------------
650 to 699                                 261     137,169,905         41.2
----------------------------------------------------------------------------
700 to 749                                 195      96,410,691           29
----------------------------------------------------------------------------
750 to 799                                 127      62,041,267         18.6
----------------------------------------------------------------------------
800 to 849                                   4       1,808,499          0.5
----------------------------------------------------------------------------
Total:                                     662    $332,792,967      100.00%
----------------------------------------------------------------------------

                Top

8. States

----------------------------------------------------------------------------
States                                Count        Balance       Percent
----------------------------------------------------------------------------
AZ                                           9      $4,543,330        1.40%
----------------------------------------------------------------------------
CA                                         379     189,861,340         57.1
----------------------------------------------------------------------------
CO                                          16       7,773,123          2.3
----------------------------------------------------------------------------
CT                                          11       6,324,487          1.9
----------------------------------------------------------------------------
DC                                           6       2,645,137          0.8
----------------------------------------------------------------------------
DE                                           1         454,400          0.1
----------------------------------------------------------------------------
FL                                          52      26,637,452            8
----------------------------------------------------------------------------
GA                                           2         843,984          0.3
----------------------------------------------------------------------------
HI                                           3       2,633,658          0.8
----------------------------------------------------------------------------
IL                                          13       6,302,564          1.9
----------------------------------------------------------------------------
IN                                           1         432,766          0.1
----------------------------------------------------------------------------
MA                                          10       4,838,734          1.5
----------------------------------------------------------------------------
MD                                          10       4,851,301          1.5
----------------------------------------------------------------------------
MI                                           3       1,258,730          0.4
----------------------------------------------------------------------------
MN                                           4       2,245,636          0.7
----------------------------------------------------------------------------
MO                                           1         578,618          0.2
----------------------------------------------------------------------------
NC                                           1         410,021          0.1
----------------------------------------------------------------------------
NH                                           1         359,142          0.1
----------------------------------------------------------------------------
NJ                                          45      22,036,317          6.6
----------------------------------------------------------------------------
NM                                           1         432,567          0.1
----------------------------------------------------------------------------
NV                                          13       6,593,391            2
----------------------------------------------------------------------------
NY                                          34      17,870,864          5.4
----------------------------------------------------------------------------
OH                                           3       1,212,235          0.4
----------------------------------------------------------------------------
PA                                           1         428,476          0.1
----------------------------------------------------------------------------
RI                                           1         438,951          0.1
----------------------------------------------------------------------------
SC                                           5       2,871,648          0.9
----------------------------------------------------------------------------
TN                                           1         388,971          0.1
----------------------------------------------------------------------------
TX                                           3       2,071,552          0.6
----------------------------------------------------------------------------
UT                                           1         589,592          0.2
----------------------------------------------------------------------------
VA                                          24      11,531,233          3.5
----------------------------------------------------------------------------
WA                                           6       2,823,965          0.8
----------------------------------------------------------------------------
WI                                           1         508,785          0.2
----------------------------------------------------------------------------
Total:                                     662    $332,792,967      100.00%
----------------------------------------------------------------------------

                Top

9. NegAm Limit

----------------------------------------------------------------------------
NegAm Limit                           Count        Balance       Percent
----------------------------------------------------------------------------
110%                                       662    $332,792,967      100.00%
----------------------------------------------------------------------------
Total:                                     662    $332,792,967      100.00%
----------------------------------------------------------------------------

                Top

10. Index

----------------------------------------------------------------------------
Index                                 Count        Balance       Percent
----------------------------------------------------------------------------
MTA                                        662    $332,792,967      100.00%
----------------------------------------------------------------------------
Total:                                     662    $332,792,967      100.00%
----------------------------------------------------------------------------

                Top

11. Margin

----------------------------------------------------------------------------
Margin                                Count        Balance       Percent
----------------------------------------------------------------------------
1.751% to 2.000%                             7      $3,719,581        1.10%
----------------------------------------------------------------------------
2.001% to 2.250%                            17      10,152,392          3.1
----------------------------------------------------------------------------
2.251% to 2.500%                            66      36,175,147         10.9
----------------------------------------------------------------------------
2.501% to 2.750%                           185      98,594,926         29.6
----------------------------------------------------------------------------
2.751% to 3.000%                           163      79,148,205         23.8
----------------------------------------------------------------------------
3.001% to 3.250%                            50      24,133,525          7.3
----------------------------------------------------------------------------
3.251% to 3.500%                            33      15,509,794          4.7
----------------------------------------------------------------------------
3.501% to 3.750%                           114      53,160,415           16
----------------------------------------------------------------------------
3.751% to 4.000%                            25      11,250,903          3.4
----------------------------------------------------------------------------
4.001% to 4.250%                             1         385,579          0.1
----------------------------------------------------------------------------
4.501% to 4.750%                             1         562,500          0.2
----------------------------------------------------------------------------
Total:                                     662    $332,792,967      100.00%
----------------------------------------------------------------------------

                Top

12. Max Rate

----------------------------------------------------------------------------
Max Rate                              Count        Balance       Percent
----------------------------------------------------------------------------
8.500% to 8.999%                            13      $5,862,256        1.80%
----------------------------------------------------------------------------
9.500% to 9.999%                           649     326,930,711         98.2
----------------------------------------------------------------------------
Total:                                     662    $332,792,967      100.00%
----------------------------------------------------------------------------

                Top

13. Months to Roll

----------------------------------------------------------------------------
Months to Roll                        Count        Balance       Percent
----------------------------------------------------------------------------
0                                            8      $4,334,671        1.30%
----------------------------------------------------------------------------
1                                          514     256,861,599         77.2
----------------------------------------------------------------------------
2                                          140      71,596,697         21.5
----------------------------------------------------------------------------
Total:                                     662    $332,792,967      100.00%
----------------------------------------------------------------------------

                Top

14. Delinquency in Days

----------------------------------------------------------------------------
Delinquency in Days                   Count        Balance       Percent
----------------------------------------------------------------------------
0                                          662    $332,792,967      100.00%
----------------------------------------------------------------------------
Total:                                     662    $332,792,967      100.00%
----------------------------------------------------------------------------

                Top

15. Property Type

----------------------------------------------------------------------------
Property Type                         Count        Balance       Percent
----------------------------------------------------------------------------
Single Family                              470    $233,886,093       70.30%
----------------------------------------------------------------------------
Planned Unit Development                   126      66,114,500         19.9
----------------------------------------------------------------------------
Condominium                                 46      21,788,250          6.5
----------------------------------------------------------------------------
2 Family                                    17       9,450,567          2.8
----------------------------------------------------------------------------
Townhouse                                    2         991,057          0.3
----------------------------------------------------------------------------
3 Family                                     1         562,500          0.2
----------------------------------------------------------------------------
Total:                                     662    $332,792,967      100.00%
----------------------------------------------------------------------------

                Top

16. Occupancy Code

----------------------------------------------------------------------------
Occupancy Code                        Count        Balance       Percent
----------------------------------------------------------------------------
Primary                                    645    $324,132,339       97.40%
----------------------------------------------------------------------------
Secondary                                   11       5,748,012          1.7
----------------------------------------------------------------------------
Investment                                   6       2,912,616          0.9
----------------------------------------------------------------------------
Total:                                     662    $332,792,967      100.00%
----------------------------------------------------------------------------

                Top

17. Purpose

----------------------------------------------------------------------------
Purpose                               Count        Balance       Percent
----------------------------------------------------------------------------
CashOut                                    411    $200,851,600       60.40%
----------------------------------------------------------------------------
Purchase                                   159      78,744,840         23.7
----------------------------------------------------------------------------
RateTerm                                    92      53,196,527           16
----------------------------------------------------------------------------
Total:                                     662    $332,792,967      100.00%
----------------------------------------------------------------------------

                Top

18. Documentation Type

----------------------------------------------------------------------------
Documentation Type                    Count        Balance       Percent
----------------------------------------------------------------------------
Fast Forward                               439    $224,600,244       67.50%
----------------------------------------------------------------------------
Full Doc                                    82      42,136,702         12.7
----------------------------------------------------------------------------
Full Doc Express                            14       6,327,229          1.9
----------------------------------------------------------------------------
NINA                                       127      59,728,792         17.9
----------------------------------------------------------------------------
Total:                                     662    $332,792,967      100.00%
----------------------------------------------------------------------------

                Top

19. Prepayment Penalty Flag

----------------------------------------------------------------------------
Prepayment Penalty Flag               Count        Balance       Percent
----------------------------------------------------------------------------
N                                          109     $59,401,024       17.80%
----------------------------------------------------------------------------
Y                                          553     273,391,943         82.2
----------------------------------------------------------------------------
Total:                                     662    $332,792,967      100.00%
----------------------------------------------------------------------------

                Top

20. Prepayment Penalty Term
----------------------------------------------------------------------------
Prepayment Penalty Term               Count        Balance       Percent
----------------------------------------------------------------------------
0                                          109     $59,401,024       17.80%
----------------------------------------------------------------------------
12                                          57      27,404,020          8.2
----------------------------------------------------------------------------
24                                          29      14,283,056          4.3
----------------------------------------------------------------------------
36                                         467     231,704,867         69.6
----------------------------------------------------------------------------
Total:                                     662    $332,792,967      100.00%
----------------------------------------------------------------------------

                Top


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

   All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                               Preliminary Structural and Collateral Term Sheet                  March 3, 2005
--------------------------------------------------------------------------------------------------------------

[LOGO Goldman Sachs]         $988,031,100 (approximate) of Offered Certificates
                                      INDX Mortgage Pass-Through Trust

                                    2005-AR6 IndyMac MBS, Inc. Depositor
                            Mortgage Pass-Through Certificates, Series 2005-AR6

Description of the Offered Certificates

                         Approximate               Credit     Initial   Estimated   Principal   Estimated     Principal
Certificates(1)  Group   Certificate   Ratings   Enhancement    Pass-   Avg. Life    Payment    Avg. Life      Payment      Pricing
                         Balance (1)  (Mdy/S&P) Percentage(2) Through    (yrs)       Window      (yrs)         Window       Speed
                                                              Rate(3)  (Call)(4)   (Call)(4)  (Maturity)(5) (Maturity)(5)
--------------  -------  -----------  ---------  ------------ --------- ---------  -----------  -----------  ------------   -------
1A1(6)             1     217,260,000   Aaa/AAA      16.39%    1ML + [ ]    3.65    04/05-11/14    3.99       04/05-02/35     20 CPR
1A2                1      24,140,000   Aaa/AAA      7.10%     1ML + [ ]    3.65    04/05-11/14    3.99       04/05-02/35     20 CPR
1A3                1     150,000,000   Aaa/AAA      7.10%     MTA + [ ]    3.65    04/05-11/14    3.99       04/05-02/35     20 CPR
2A1(6)             2     325,412,000   Aaa/AAA      44.26%    1ML + [ ]    3.72    04/05-11/14    4.07       04/05-02/35     20 CPR
2A2                2     216,942,000   Aaa/AAA      7.10%     1ML + [ ]    3.72    04/05-11/14    4.07       04/05-02/35     20 CPR
AX1(7)            1&2       Notional   Aaa/AAA       N/A         0.80%      N/A        N/A         N/A            N/A          N/A
AX2(8)            1&2       Notional   Aaa/AAA       N/A         [ ]        N/A        N/A         N/A            N/A          N/A
AR                 1             100   Aaa/AAA      7.10%     [4.057]      0.10    04/05-04/05    0.10       04/05-04/05     20 CPR
B1                1&2     22,113,000   Aa2/AA+      4.90%     1ML + [ ]    6.37    04/05-11/14    7.13       04/05-02/35     20 CPR
B2                1&2     17,087,000    A2/AA-      3.20%     1ML + [ ]    6.37    04/05-11/14    7.13       04/05-02/35     20 CPR
B3                1&2     15,077,000   Baa3/BBB     1.70%     1ML + [ ]    6.37    04/05-11/14    7.13       04/05-02/35     20 CPR

(1) The Certificate Sizes are based on scheduled balances of the Mortgage Loans as of February 1, 2005, and subject to a +/- 5% variance.
(2) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and additional rating agency analysis.
(3) The Pass-Through Rate for the Class 1A1, 1A2, Class B1, Class B2 and Class B3 Certificates will be a floating rate equal to the lesser of (i) the respective Net WAC Cap, and (ii) One-Month LIBOR plus [ ] basis points (the "margin", which margin after the first possible optional call date, doubles in the case of the Class 1A1 and 1A2 Certificates, or is multiplied by 1.5 in the case of the Class B1, B2, and B3 Certificates). The Pass-Through Rate for the Class 2A1, and 2A2 Certificates will be a floating rate equal to the lesser of (i) the respective Net WAC Cap, (ii) 10.50%, and (iii) One-Month LIBOR plus [ ] basis points (the "margin", which margin after the first possible optional call date doubles). The Pass-Through Rate for the Class 1A3 Certificates will be a floating rate equal to the lesser of (i) the respective Net Rate Cap and (ii) One-Year MTA plus [ ] basis points margin, which margin doubles after the first possible optional call date. The Pass-Through Rate for the Class AR bond will be a per annum rate equal to the weighted average of the net mortgage rates of the Group 1 Mortgage Loans. The "Net WAC Cap" for the Class 1A1, Class 1A2, and Class 1A3 Certificates is equal to (x) the weighted average of the Net Mortgage Rates of the Mortgage Loans in group 1 less (y) the Certificate Interest Rate of the Class AX1 Certificates multiplied by a fraction equal to (i) the notional balance of the group 1 component of the Class AX1 Certificates immediately prior to such Distribution Date divided by (ii) the aggregate principal balance of the Class 1A1, Class 1A2 and Class 1A3 Certificates immediately prior to such Distribution Date, in each case adjusted for the related interest accrual period. The "Net WAC Cap" for the Class 2A1, and Class 2A2 Certificates is equal to (x) the weighted average of the Net Mortgage Rates of the Mortgage Loans in group 2 less (y) the Certificate Interest Rate of the Class AX1 Certificates multiplied by a fraction equal to (i) the notional balance of the group 2 component of the Class AX1 Certificates immediately prior to such Distribution Date divided by (ii) the aggregate principal balance of the Class 2A1 and Class 2A2 Certificates immediately prior to such Distribution Date, in each case adjusted for the related interest accrual period. The "Net WAC Cap" for the Subordinate Certificates is equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans weighted on the basis of the related Group Subordinate Amount.
(4) Average Life and Payment Windows are calculated based upon the relevant pricing speed to the clean up call.
(5) Average Life and Payment Windows are calculated based upon the relevant pricing speed to maturity.
(6) The 1A1 and 2A1 classes will each be a "Super Senior Class" and will be entitled to additional credit support from the 1A2 and 2A2 classes respectively (each a "Super Senior Support Class"). Principal losses on the related underlying loans will not be allocated to the Super Senior Class, but instead will be allocated to the senior support class.
(7) The Class AX1 Certificates will consist of two interest only components each of which is related to a specific group of Mortgage Loans. The notional balance of the Class AX1 Certificates immediately prior to any Distribution Date is equal to the sum of the notional balances of such components. The notional balance of the Class AX1 group 1 component immediately prior to any Distribution Date is equal to the lesser of (i) the amount specified for such Distribution Date on the Class AX1 group 1 component notional balance schedule described herein and (ii) the aggregate principal balance of the Class 1A1, Class 1A2 and Class 1A3 Certificates immediately prior to such Distribution Date. The notional balance of the Class AX1 group 2 component immediately prior to any Distribution Date is equal to the lesser of (i) the amount specified for such Distribution Date on the Class AX1 group 2 component notional balance schedule described herein and (ii) the aggregate principal balance of the Class 2A1, and Class 2A2 Certificates immediately prior to such Distribution Date. Beginning on the Distribution Date in October 2008, the notional balance of the Class AX1 Certificates immediately prior to such Distribution Date will be equal to zero. The Certificate Interest Rate for the Class AX1 Certificates will be equal to 0.80%. Principal will not be distributed on the Class AX1 Certificates.[m18]
(8) The Class AX2 Certificates (the "IO/PO Certificates") will consist of one interest only component and two principal only components each related to a specific group of Mortgage Loans. The interest only component will have a notional balance equal to the aggregate principal balance of the Mortgage Loans. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of
     (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Certificates (other than the Class AX2 Certificates) adjusted for the related interest accrual period, multiplied by a fraction, the numerator of which is the aggregate principal balance of the Certificates (other than the Class AX2 Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date (after giving effect to principal prepayments in the applicable prepayment period). The principal only components of the Class AX2 Certificates will each have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the related group of Mortgage Loans allocated to the related principal only component of the Class AX2 Certificates.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

   All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                               Preliminary Structural and Collateral Term Sheet                  March 3, 2005
--------------------------------------------------------------------------------------------------------------

[LOGO Goldman Sachs]         $988,031,100 (approximate) of Offered Certificates
                                  INDX Mortgage Pass-Through Trust 2005-AR6

                                         IndyMac MBS, Inc. Depositor
                            Mortgage Pass-Through Certificates, Series 2005-AR6

Collateral Description(1)

                                                   Group 1             Group 2
                                                  Conforming      Conforming and Non-       Total
                                                    Loans          Conforming Loans
--------------------------------------------------------------------------------------------------------------
Aggregate Principal Balance                        $421,313,654        $583,804,508      $1,005,118,162
--------------------------------------------------------------------------------------------------------------
Average Loan Balance                                   $218,751            $385,350            $292,101
--------------------------------------------------------------------------------------------------------------
Number of Loans                                           1,926               1,515               3,441
--------------------------------------------------------------------------------------------------------------
Weighted Average Months to Roll                               1                   2                   1
--------------------------------------------------------------------------------------------------------------
Weighted Average Term to Maturity                           360                 360                 360
--------------------------------------------------------------------------------------------------------------
Gross WAC                                               4.4360%             2.9934%             3.5981%
--------------------------------------------------------------------------------------------------------------
Weighted Average Expense Rate before Reset              0.3795%             0.3795%             0.3795%
--------------------------------------------------------------------------------------------------------------
Net WAC                                                 4.0565%             2.6139%             3.2186%
--------------------------------------------------------------------------------------------------------------
Minimum Coupon                                          1.0000%             1.0000%             1.0000%
--------------------------------------------------------------------------------------------------------------
Maximum Coupon                                          6.7470%             6.0720%             6.7470%
--------------------------------------------------------------------------------------------------------------
Maximum Interest Rate                                   9.9380%             9.9360%             9.9370%
--------------------------------------------------------------------------------------------------------------
Gross Margin                                            3.0933%             2.9774%             3.0260%
--------------------------------------------------------------------------------------------------------------
Net Margin                                              2.7138%             2.5979%             2.6465%
--------------------------------------------------------------------------------------------------------------
MTA Indexed Percent                                        100%                100%                100%
--------------------------------------------------------------------------------------------------------------
Prepayment Penalty Percent                                  90%                 84%                 87%
--------------------------------------------------------------------------------------------------------------
Weighted Average FICO                                       706                 704                 705
--------------------------------------------------------------------------------------------------------------
Cash Out Refinance Percent                                  64%                 62%                 63%
--------------------------------------------------------------------------------------------------------------
California Percent                                          36%                 52%                 45%
--------------------------------------------------------------------------------------------------------------
Primary Residence Percent                                   91%                 96%                 94%
--------------------------------------------------------------------------------------------------------------
Single Family and PUD Percent                               81%                 88%                 85%
--------------------------------------------------------------------------------------------------------------
Single Largest Zip Code Percent                              1%                  1%                  0%
--------------------------------------------------------------------------------------------------------------
Largest Individual Loan Balance                        $650,000          $2,075,043          $2,075,043
--------------------------------------------------------------------------------------------------------------
Weighted Average Current Loan-to-Value Ratio                71%                 71%                 71%
--------------------------------------------------------------------------------------------------------------
Latest Maturity Date                                   3/1/2035            3/1/2035            3/1/2035
--------------------------------------------------------------------------------------------------------------


---------
(1)  Using February 1, 2005 scheduled mortgage loan balances.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

   All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

       Preliminary Structural and Collateral Term Sheet           March 3, 2005
-------------------------------------------------------------------------------

Time Table

Cut-Off Date:              March 1, 2005
Settlement Date:           March 18, 2005
Distribution Date:         25th of each month or the next business day
First Distribution Date:   April 25, 2005

Features of the Transaction

o Offering consists of certificates totaling approximately $988,031,100 of which $933,754,100 will be rated Aaa/AAA by Moody's and S&P. $22,113,000 of the offered certificates are expected to be rated Aa2/AA+, $17,087,000 of the offered certificates are expected to be rated A2/AA-, and $15,077,000 of the offered certificates are expected to be rated Baa3/BBB.
o The expected amount of credit support for the Class 1A2, 1A3, 2A2, and AR Certificates will be approximately 7.10% (+/- 0.50%), for the Class 1A1 Super Senior Certificates will be approximately 16.39% (+/- 0.50%), and for the Class 2A1 Super Senior Certificate will be 44.26 % (+/- 0.50%).
o On the Closing Date, the Trust will enter into an Interest Rate Corridor agreement with a counterparty ("GSCM") for the benefit of the Class 2A1 and Class 2A2 Certificates. The Interest Rate Corridor will have an initial notional amount of approximately $530,680,909, a term of 124 months beginning on the second distribution date, and the trust fund will receive a payment under the corridor contract with respect to any Distribution Date on which one-month LIBOR exceeds the applicable strike rate with respect to such Distribution Date with an upper collar of 10.50%. (See Appendix B for Interest Rate Corridor details). The notional balance of the Interest Rate Corridor agreement for any Distribution Date is equal to the lesser of (i) the notional balance as set forth in the schedule below and (ii) the aggregate balance of the Class 2A1 and Class 2A2 Certificates on the day prior to such Distribution Date. The Interest Rate Corridor agreement will terminate after the Distribution Date in August 2015. Any payments received from the related Interest Rate Corridor agreement will be used to pay Carryover Shortfall Amounts on the Class 2A1 and Class 2A2 Certificates (provided that related payments will be allocated pro rata based on class principal balance), as applicable.
o All collateral consists of 1-Year MTA negatively amortizing adjustable rate mortgage loans set to mature within 30 years of the date of origination, secured by first liens on one- to four-family residential properties and originated by IndyMac Bank, F.S.B.

Structure of the Certificates

Distributions on the Senior Certificates will generally be based on payments received or advanced on the mortgage loans in the related loan group. Distributions on the Subordinate Certificates will be based on payments received or advanced on all the mortgage loans. The subordinate certificates will be entitled to principal prepayments only subject to the conditions as described in the shifting interest section below. Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, and Class B3 Certificates (the "Senior Subordinate Certificates") and the Class B4, Class B5, and Class B6 Certificates (the "Junior Subordinate Certificates", and together with the Senior Subordinate Certificates, the "Subordinate Certificates") will be subordinate in the right to receive payments of principal and interest and, therefore, provide credit protection to the Class 1A1, the Class 1A2, the Class 1A3, the Class 2A1, the Class 2A2, and the Class AR (collectively with the Class AX1, and the Class AX2, the "Senior Certificates"). Furthermore, the 1A1 class and 2A1 Class will be, respectively, each a "Super Senior Class", and will be entitled to additional credit support from the 1A2 and 2A2 classes, respectively (each a "Super Senior Support class"). Principal losses on the related underlying loans will not be allocated to a Super Senior class, but instead they will be allocated to the related Super Senior Support class. The senior certificates will receive distributions of interest and principal before the subordinate certificates are entitled to receive distributions of interest or principal, and the Subordinate Certificates will receive distributions in order of their numerical class designations.

Priority of Distributions

     1. Payment of interest pro-rata to the classes of senior certificates relating to each respective loan group, provided, however, that any distribution of interest to which the Class AX2 Certificates are otherwise entitled (after allocation of Net Deferred Interest, as defined below) will first be deposited into the Carryover Shortfall Reserve Fund and will not be distributed except as described below.
     2. In the case of group 1, payment of principal to the Class AR Certificate until the principal balance is reduced to zero, and then payment of principal pro-rata to the classes of senior certificates relating to each loan group then entitled to receive distributions of principal.
     3. Payment of interest and then principal to each class of subordinated certificates, in the order of their seniority, beginning with the Class B1, Class B2, Class B3, etc.

From amounts on deposit in the Carryover Shortfall Reserve Fund

     1. Interest to the Class 1A1, Class 1A2, Class 1A3, Class 2A1, and Class 2A2 Certificates from amounts received from the Class AX2 Certificate, pro-rata, based upon the amount of any carryover shortfall amounts with respect to such classes of certificates remaining unpaid.
     2. Interest to the Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates from amounts received from the Class AX2 Certificate, based upon the amount of any carryover shortfall amounts with respect to such classes of certificates remaining unpaid.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

   All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

       Preliminary Structural and Collateral Term Sheet           March 3, 2005
-------------------------------------------------------------------------------

     3. To the Class AX2 Certificates, amounts remaining on deposit in the carryover shortfall reserve fund otherwise distributable to such class.

In addition, in limited circumstances principal and interest collections received on a loan group may be used to make principal and interest distributions to senior certificates relating to other loan groups (i) to compensate for disproportionate realized losses in a loan group or (ii) after the senior certificates from a loan group have been retired.

Negative Amortization

Since the mortgage loans are subject to negative amortization, the Class 1A1, Class 1A2, Class 1A3, Class 2A1, Class 2A2, the Subordinate Certificates, and the IO/PO Certificates are subject to increases in their principal balances. However, the amount of negative amortization that occurs in each period with respect to each mortgage loan group will be offset by principal prepayments on such related mortgage loan group. Any negative amortization that is not offset by principal prepayments ("Net Deferred Interest") will be allocated to the related Certificates based on the excess of (i) interest that accrued on such Certificates at its respective pass-through rate, over (ii) interest that accrued on such Certificates at its related Adjusted Rate Cap (the Net Rate Cap adjusted for negative amortization), except in the case of the IO/PO Certificate. Net Deferred Interest not allocated as described above will be allocated to the IO/PO Certificates. Principal prepayments in excess of the negative amortization are "Net Prepayments".

Allocation of Realized Losses

Losses on the mortgage loans realized during any calendar month will be allocated on each Distribution Date to reduce the Class Principal Balances of the Subordinate Certificates in reverse order of seniority, in each case until the Class Principal Balance of each such class has been reduced to zero. If the Class Principal Balances of all of the Subordinate Certificates have been reduced to zero, further realized losses on the Mortgage Loans would be allocated pro rata to the Senior Certificates related to the Loan Group in which such realized losses occurred based on their outstanding Class Principal Balances, in each case until the Class Principal Balance of such class of certificates has been reduced to zero.

Notwithstanding the foregoing, realized losses on the Mortgage Loans otherwise allocable to the Class 1A1 Certificates will be allocated to the Class 1A2 Certificates to reduce the Certificate Balance of such class until the Certificate Balance of such class has been reduced to zero, and thereafter to the Class 1A1 Certificates to reduce the Certificate Balance of such class until the Certificate Balance of such class has been reduced to zero. Realized losses on the Mortgage Loans otherwise allocable to the Class 2A1 Certificates will be allocated to the Class 2A2 Certificates to reduce the Certificate Balance of such class until the Certificate Balance of such class has been reduced to zero, and thereafter to the Class 2A1 Certificates to reduce the Certificate Balance of such class until the Certificate Balance of such class has been reduced to zero.

Shifting Interest

Unless the aggregate class principal balance of the subordinate certificates has reached a certain level relative to the senior certificates, or if the delinquencies or losses on the mortgage loans exceed certain limits, the senior certificates will, in the aggregate, generally receive their pro rata share of all scheduled principal payments and 100% of all Net Prepayments on the mortgage loans until the 10th anniversary of the closing date (i.e., the distribution date in March 2015). Thereafter, the senior certificates will generally receive their share of scheduled principal payments and a decreasing share of Net Prepayments. This will result in a faster rate of return of principal to those senior certificates than would occur if those senior certificates and the subordinate certificates received all payments pro rata, and increases the likelihood that holders of the senior certificates will be paid the full amount of principal to which they are entitled. The prepayment percentages on the Subordinate Certificates are as follows:

              ---------------------------------------------
                    Distribution Date       Percentage
              ---------------------------------------------
                 April 2005 - March 2015        0%
                 April 2015 - March 2016        30%
                 April 2016 - March 2017        40%
                 April 2017 - March 2018        60%
                 April 2018 - March 2019        80%
                   April 2019 and after        100%
              ---------------------------------------------

If before the Distribution Date in April 2008 the credit support to the Senior Certificates is greater than or equal to two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of Net Prepayments subject to certain loss and delinquency criteria. If on or after the Distribution Date in April 2008 the credit support is greater than or equal to two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of the Net Prepayments, subject to certain loss and delinquency criteria.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

   All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

       Preliminary Structural and Collateral Term Sheet           March 3, 2005
-------------------------------------------------------------------------------

Key Terms

Issuer:           IndyMac INDX Mortgage Loan Trust 2005-AR6

Seller:           IndyMac Bank, F.S.B.

Depositor:        IndyMac MBS, Inc.

Master-Servicer:  IndyMac Bank, F.S.B.

Trustee:          Deutsche Bank National Trust Company

Rating Agencies:  Moody's Investors Service and Standard & Poor's.

Interest Rate     Goldman Sachs Capital Markets LP, will be the interest rate
Corridor          corridor provider. The short term unsecured debt obligations
Provider:         of the guarantor of the interest rate corridor provider, The
                  Goldman Sachs Group, Inc., are rated P-1 by Moody's, A-1 by
                  S&P, and F1+ by Fitch. The long term unsecured debt obligations of the guarantor of the cap provider are rated
                  Aa3 by Moody's, A+ by S&P, and AA- by Fitch.

Type of Issuance: Public for all the Offered Certificates.

Servicer          The Master Servicer is obligated to advance delinquent
Advancing:        mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating      On each distribution date, the Master Servicer is
Interest:         required to cover certain interest shortfalls as a
                  result of certain prepayments, by reducing its servicing compensation, as more fully described in the prospectus supplement. The reduction in the Master Servicer's servicing compensation for any Distribution Date will be limited to an amount equal to the product of:

                            o    0.125% multiplied by
                            o    one-twelfth multiplied by
                            o the Pool Balance as of the first day of the prior month.

Interest          The interest accrual period with respect to Senior
 Accrual:         Certificates other than the Class 1A3, Class AX1, Class AX2, and Class AR Certificates will be the period commencing on the Distribution Date in the month prior to the month in which that Distribution Date occurs (or the closing date, in the case of the first Distribution Date) and ending on the day preceding that Distribution Date (on an Actual/360 basis). The interest accrual period with respect to the Subordinate Certificates for a given Distribution Date will be the period beginning with the 25th day of the month prior to such Distribution Date (or in the case of the first
                  Distribution Date, the Closing Date) and ending on the 24th day of the month of such Distribution Date (on a 30/360 basis). The interest accrual period for the Class 1A3, Class
                  AX1, Class AX2 and Class AR Certificates will be the calendar month preceding the month of the Distribution Date (on a 30/360 basis).



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

   All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

       Preliminary Structural and Collateral Term Sheet           March 3, 2005
-------------------------------------------------------------------------------

Collateral        As of March 1, 2005, the aggregate  principal balance of
Description:      the mortgage  loans  described  herein is expected to be
                  approximately $1.005 billion. The Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate teaser period of one month) based upon an index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the "MTA"). After the one month initial fixed rate teaser period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of MTA and the related gross margin. None of the Mortgage Loans are subject to a periodic rate adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate.

                  For each of the Mortgage Loans, the related borrower must make a minimum monthly payment which is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the minimum monthly payment will not increase or decrease by an amount that is more than 7.50% of the last minimum monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter as well as the final payment adjustment date, the minimum monthly payment will be recast, without regard to the limitation in clause (i) above, in order to amortize fully the then unpaid mortgage loan principal balance over the remaining term to maturity, and (iii) if the unpaid mortgage loan principal balance exceeds 110% of the original principal balance due to Deferred Interest (the "Negative Amortization Limit"), the minimum monthly payment will be recast, without regard to the limitation in clause (i), in order to amortize fully the then unpaid principal balance over the remaining term to maturity.

                  Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, "Deferred Interest"). The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Group 1 Mortgage  The Group 1 first lien  Mortgage  Loans  consist of 100%
Loans:            Conventional   Conforming   Balance   loans  secured  by
                  one-to-four family residential properties. The mortgage loans are indexed to 1-Year MTA with monthly coupon adjustments that allow for negative amortization. 100% of the loans have a negative amortization limit of 110% of the original loan principal balance. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which is 9.938% on a weighted average basis.

Group 2 Mortgage  The Group 2 first lien  Mortgage  Loans  consist of 100%
Loans: Conforming and non-Conforming Balance loans secured by one-to-four family residential properties. The mortgage loans are indexed to 1-Year MTA with monthly coupon adjustments that allow for negative amortization. 100% of the loans have a negative amortization limit of 110% of the original loan principal balance. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which is 9.936% on a weighted average basis.

Expense Rate:     The "Expense Rate" is comprised of primary servicing
                  fees and a trustee fee. The weighted average Expense Rate before the reset date will be equal to approximately 0.3795%.

Expected          7.10% (+/- 0.50%) for the 1A2, 1A3, 2A2, and AR
Subordination:    Certificates, 16.39% (+/- 0.50%) for the 1A1 Certificates
                  and 44.26% (+/- 0.50%) for the 2A1 Certificates.

Other             The following  Classes of "Other  Certificates"  will be
Certificates:     issued in the indicated  approximate  original principal
                  amounts, which will provide credit support to the related
                  Offered Certificates, but are not offered publicly:

                  ------------------------------------------------------------------------
                  Certificate    Approximate Certificate Size    Initial Pass-Through Rate
                  ------------------------------------------------------------------------
                       B4                  $8,041,000                      1 ML+ [ ]
                       B5                  $5,025,000                      1 ML+ [ ]
                       B6                  $4,021,062                      1 ML+ [ ]
                  ------------------------------------------------------------------------

Clean Up Call:   Less than 10% of the Cut-off Date  principal  balance of
                 the Mortgage Loans.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

   All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

       Preliminary Structural and Collateral Term Sheet           March 3, 2005
-------------------------------------------------------------------------------

Tax Treatment:   It is anticipated that the Offered  Certificates will be
                 treated as REMIC regular interests for tax purposes.

ERISA            The Offered Certificates are expected to be eligible for
Eligibility:     purchase by or with assets of employee benefit plans and
                 other plans and arrangements that are subject to Title I of ERISA or Section 4975 of the code, subject to certain conditions. Prospective investors should review with their own legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, Section 4975 of the Code or other similar laws.

SMMEA            The Senior, and Class B1 Certificates are expected to
Eligibility:     constitute "mortgage related securities" for purposes of
                 SMMEA.

Minimum          $25,000 for the Senior Certificates, except for the Class AR
Denomination:    and a higher minimum for the Class 2A2 Certificates.

Delivery:        Senior Certificates and Senior Subordinate Certificates - DTC.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

   All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

       Preliminary Structural and Collateral Term Sheet           March 3, 2005
-------------------------------------------------------------------------------

Appendix A:
-----------

Class AX1 Notional Balance Schedules:

-------------------------------------------------------------
                            Group 1              Group 2
                           Component            Component
      Period           Notional Balance     Notional Balance
-------------------------------------------------------------
         1               391,400,000          542,354,000
         2               376,038,402          520,867,543
         3               361,486,916          501,081,097
         4               347,457,333          481,991,567
         5               333,931,005          463,574,406
         6               320,889,948          445,805,937
         7               308,316,819          428,663,313
         8               296,194,898          412,124,494
         9               284,508,056          396,168,215
        10               273,240,743          380,773,960
        11               262,377,964          365,921,938
        12               251,905,259          351,593,052
        13               241,716,557          337,657,478
        14               231,897,442          324,216,853
        15               222,434,605          311,253,633
        16               213,315,216          298,750,893
        17               204,526,907          286,692,310
        18               196,057,753          275,062,138
        19               187,896,259          263,845,191
        20               180,031,340          253,026,818
        21               172,452,313          242,592,889
        22               165,666,307          233,253,821
        23               159,135,676          224,259,163
        24               152,851,030          215,596,470
        25               146,779,252          207,180,937
        26               140,937,445          199,079,024
        27               135,317,116          191,279,302
        28               129,910,079          183,770,758
        29               124,708,446          176,542,773
        30               119,704,619          169,585,110
        31               114,891,276          162,887,902
        32               110,261,360          156,441,639
        33               105,808,074          150,237,152
        34               101,524,868          144,265,603
        35                97,405,432          138,518,473
        36                93,443,685          132,987,551
        37                89,633,725          127,618,403
        38                86,351,008          122,994,142
        39                83,187,835          118,536,822
        40                80,139,873          114,240,435
        41                77,202,946          110,099,189
        42                74,373,029          106,107,500
 43 and thereafter             0                    0
-------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

   All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

       Preliminary Structural and Collateral Term Sheet           March 3, 2005
-------------------------------------------------------------------------------

Appendix B
----------

----------------------------------------------------------------------------------------------------------------------------------
                                       The Class 2A1 and 2A2 Interest Rate Corridor Agreement
----------------------------------------------------------------------------------------------------------------------------------
 Period    Notional Amount ($)  Strike (%)    Period   Notional Amount ($)  Strike (%)    Period   Notional Amount (%)  Strike (%)
----------------------------------------------------------------------------------------------------------------------------------
  May-05          530,680,909     8.77170     Nov-08          244,100,844     9.24862     May-12          108,096,324     9.55690
  Jun-05          522,417,314     8.50604     Dec-08          239,445,473     9.55690     Jun-12          106,002,392     9.24862
  Jul-05          514,282,532     8.80713     Jan-09          234,877,499     9.24862     Jul-12          103,948,092     9.55690
  Aug-05          506,274,433     8.53972     Feb-09          230,395,295     9.24862     Aug-12          101,932,683     9.24862
  Sep-05          498,390,921     8.55611     Mar-09          225,997,264    10.23954     Sep-12           99,955,437     9.24862
  Oct-05          490,629,937     8.85795     Apr-09          221,681,839     9.24862     Oct-12           98,015,641     9.55690
  Nov-05          482,989,458     8.58802     May-09          217,447,481     9.55690     Nov-12           96,112,595     9.24862
  Dec-05          475,467,494     8.89033     Jun-09          213,292,682     9.24862     Dec-12           94,245,611     9.55690
  Jan-06          468,062,092     8.61881     Jul-09          209,215,959     9.55690     Jan-13           92,414,015     9.24862
  Feb-06          460,771,330     8.63380     Aug-09          205,215,858     9.24862     Feb-13           90,617,143     9.24862
  Mar-06          453,593,322     9.57515     Sep-09          201,290,952     9.24862     Mar-13           88,854,347    10.23954
  Apr-06          446,378,383     8.66299     Oct-09          197,439,840     9.55690     Apr-13           87,124,989     9.24862
  May-06          439,276,765     8.96646     Nov-09          193,661,148     9.24862     May-13           85,428,442     9.55690
  Jun-06          432,286,580     8.69119     Dec-09          189,953,525     9.55690     Jun-13           83,764,092     9.24862
  Jul-06          425,405,976     8.99510     Jan-10          186,315,649     9.24862     Jul-13           82,131,337     9.55690
  Aug-06          418,633,132     8.71844     Feb-10          182,746,218     9.24862     Aug-13           80,529,585     9.24862
  Sep-06          411,966,258     8.73171     Mar-10          179,243,958    10.23954     Sep-13           78,958,255     9.24862
  Oct-06          405,403,594     9.03626     Apr-10          175,807,616     9.24862     Oct-13           77,416,777     9.55690
  Nov-06          398,943,414     8.75760     May-10          172,435,963     9.55690     Nov-13           75,904,592     9.24862
  Dec-06          392,584,018     9.06257     Jun-10          169,127,794     9.24862     Dec-13           74,421,151     9.55690
  Jan-07          386,323,738     8.78119     Jul-10          165,881,924     9.55690     Jan-14           72,965,915     9.24862
  Feb-07          380,160,933     8.79193     Aug-10          162,697,193     9.24862     Feb-14           71,538,356     9.24862
  Mar-07          374,093,991     9.74557     Sep-10          159,572,459     9.24862     Mar-14           70,137,956    10.23954
  Apr-07          367,994,197     8.81276     Oct-10          156,506,605     9.55690     Apr-14           68,764,204     9.24862
  May-07          361,261,524     9.11605     Nov-10          153,498,531     9.24862     May-14           67,416,601     9.55690
  Jun-07          353,721,288     8.82996     Dec-10          150,547,160     9.55690     Jun-14           66,094,656     9.24862
  Jul-07          346,246,001     9.13230     Jan-11          147,651,434     9.24862     Jul-14           64,797,890     9.55690
  Aug-07          338,911,328     8.84533     Feb-11          144,810,314     9.24862     Aug-14           63,525,828     9.24862
  Sep-07          331,714,662     8.85282     Mar-11          142,022,783    10.23954     Sep-14           62,278,007     9.24862
  Oct-07          324,653,442     9.15552     Apr-11          139,287,839     9.24862     Oct-14           61,053,974     9.55690
  Nov-07          317,725,155     8.86742     May-11          136,604,501     9.55690     Nov-14           59,853,280     9.24862
  Dec-07          310,927,335     9.17035     Jun-11          133,971,806     9.24862     Dec-14           58,675,489     9.55690
  Jan-08          304,257,561     8.88153     Jul-11          131,388,808     9.55690     Jan-15           57,520,170     9.24862
  Feb-08          297,713,457     8.88840     Aug-11          128,854,579     9.24862     Feb-15           56,386,900     9.24862
  Mar-08          291,292,692     9.50862     Sep-11          126,368,210     9.24862     Mar-15           55,275,267    10.23954
  Apr-08          284,992,976     8.90194     Oct-11          123,928,805     9.55690     Apr-15           54,184,863     9.24862
  May-08          278,812,065     9.20399     Nov-11          121,535,488     9.24862     May-15           53,115,290     9.55690
  Jun-08          272,747,752     8.91215     Dec-11          119,187,398     9.55690     Jun-15           52,066,157     9.24862
  Jul-08          266,797,875     9.21435     Jan-12          116,883,691     9.24862     Jul-15           51,037,078     9.55690
  Aug-08          260,960,311     8.92198     Feb-12          114,623,536     9.24862     Aug-15           50,027,678     9.24862
  Sep-08          255,232,975     8.92676     Mar-12          112,406,120     9.88645
  Oct-08          249,613,822     9.55690     Apr-12          110,230,644     9.24862
----------------------------------------------------------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

   All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                               Preliminary Structural and Collateral Term Sheet                  March 3, 2005
--------------------------------------------------------------------------------------------------------------

[LOGO Goldman Sachs]         $988,031,100 (approximate) of Offered Certificates
                                      INDX Mortgage Pass-Through Trust

                                    2005-AR6 IndyMac MBS, Inc. Depositor
                            Mortgage Pass-Through Certificates, Series 2005-AR6

Description of the Offered Certificates

                         Approximate               Credit     Initial   Estimated   Principal   Estimated     Principal
Certificates(1)  Group   Certificate   Ratings   Enhancement    Pass-   Avg. Life    Payment    Avg. Life      Payment      Pricing
                         Balance (1)  (Mdy/S&P) Percentage(2) Through    (yrs)       Window      (yrs)         Window       Speed
                                                              Rate(3)  (Call)(4)   (Call)(4)  (Maturity)(5) (Maturity)(5)
--------------  -------  -----------  ---------  ------------ --------- ---------  -----------  -----------  ------------   -------
1A1(6)             1     217,260,000   Aaa/AAA      16.39%    1ML + [ ]    3.65    04/05-11/14    3.99       04/05-02/35     20 CPR
1A2                1      24,140,000   Aaa/AAA      7.10%     1ML + [ ]    3.65    04/05-11/14    3.99       04/05-02/35     20 CPR
1A3                1     150,000,000   Aaa/AAA      7.10%     MTA + [ ]    3.65    04/05-11/14    3.99       04/05-02/35     20 CPR
2A1(6)             2     325,412,000   Aaa/AAA      44.26%    1ML + [ ]    3.72    04/05-11/14    4.07       04/05-02/35     20 CPR
2A2                2     216,942,000   Aaa/AAA      7.10%     1ML + [ ]    3.72    04/05-11/14    4.07       04/05-02/35     20 CPR
AX1(7)            1&2       Notional   Aaa/AAA       N/A         0.80%      N/A        N/A         N/A            N/A          N/A
AX2(8)            1&2       Notional   Aaa/AAA       N/A         [ ]        N/A        N/A         N/A            N/A          N/A
AR                 1             100   Aaa/AAA      7.10%     [4.057]      0.10    04/05-04/05    0.10       04/05-04/05     20 CPR
B1                1&2     22,113,000   Aa2/AA+      4.90%     1ML + [ ]    6.37    04/05-11/14    7.13       04/05-02/35     20 CPR
B2                1&2     17,087,000    A2/AA-      3.20%     1ML + [ ]    6.37    04/05-11/14    7.13       04/05-02/35     20 CPR
B3                1&2     15,077,000   Baa3/BBB     1.70%     1ML + [ ]    6.37    04/05-11/14    7.13       04/05-02/35     20 CPR

(1) The Certificate Sizes are based on scheduled balances of the Mortgage Loans as of February 1, 2005, and subject to a +/- 5% variance.
(2) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and additional rating agency analysis.
(3) The Pass-Through Rate for the Class 1A1, 1A2, Class B1, Class B2 and Class B3 Certificates will be a floating rate equal to the lesser of (i) the respective Net WAC Cap, and (ii) One-Month LIBOR plus [ ] basis points (the "margin", which margin after the first possible optional call date, doubles in the case of the Class 1A1 and 1A2 Certificates, or is multiplied by 1.5 in the case of the Class B1, B2, and B3 Certificates). The Pass-Through Rate for the Class 2A1, and 2A2 Certificates will be a floating rate equal to the lesser of (i) the respective Net WAC Cap, (ii) 10.50%, and (iii) One-Month LIBOR plus [ ] basis points (the "margin", which margin after the first possible optional call date doubles). The Pass-Through Rate for the Class 1A3 Certificates will be a floating rate equal to the lesser of (i) the respective Net Rate Cap and (ii) One-Year MTA plus [ ] basis points margin, which margin doubles after the first possible optional call date. The Pass-Through Rate for the Class AR bond will be a per annum rate equal to the weighted average of the net mortgage rates of the Group 1 Mortgage Loans. The "Net WAC Cap" for the Class 1A1, Class 1A2, and Class 1A3 Certificates is equal to (x) the weighted average of the Net Mortgage Rates of the Mortgage Loans in group 1 less (y) the Certificate Interest Rate of the Class AX1 Certificates multiplied by a fraction equal to (i) the notional balance of the group 1 component of the Class AX1 Certificates immediately prior to such Distribution Date divided by (ii) the aggregate principal balance of the Class 1A1, Class 1A2 and Class 1A3 Certificates immediately prior to such Distribution Date, in each case adjusted for the related interest accrual period. The "Net WAC Cap" for the Class 2A1, and Class 2A2 Certificates is equal to (x) the weighted average of the Net Mortgage Rates of the Mortgage Loans in group 2 less (y) the Certificate Interest Rate of the Class AX1 Certificates multiplied by a fraction equal to (i) the notional balance of the group 2 component of the Class AX1 Certificates immediately prior to such Distribution Date divided by (ii) the aggregate principal balance of the Class 2A1 and Class 2A2 Certificates immediately prior to such Distribution Date, in each case adjusted for the related interest accrual period. The "Net WAC Cap" for the Subordinate Certificates is equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans weighted on the basis of the related Group Subordinate Amount.
(4) Average Life and Payment Windows are calculated based upon the relevant pricing speed to the clean up call.
(5) Average Life and Payment Windows are calculated based upon the relevant pricing speed to maturity.
(6) The 1A1 and 2A1 classes will each be a "Super Senior Class" and will be entitled to additional credit support from the 1A2 and 2A2 classes respectively (each a "Super Senior Support Class"). Principal losses on the related underlying loans will not be allocated to the Super Senior Class, but instead will be allocated to the senior support class.
(7) The Class AX1 Certificates will consist of two interest only components each of which is related to a specific group of Mortgage Loans. The notional balance of the Class AX1 Certificates immediately prior to any Distribution Date is equal to the sum of the notional balances of such components. The notional balance of the Class AX1 group 1 component immediately prior to any Distribution Date is equal to the lesser of (i) the amount specified for such Distribution Date on the Class AX1 group 1 component notional balance schedule described herein and (ii) the aggregate principal balance of the Class 1A1, Class 1A2 and Class 1A3 Certificates immediately prior to such Distribution Date. The notional balance of the Class AX1 group 2 component immediately prior to any Distribution Date is equal to the lesser of (i) the amount specified for such Distribution Date on the Class AX1 group 2 component notional balance schedule described herein and (ii) the aggregate principal balance of the Class 2A1, and Class 2A2 Certificates immediately prior to such Distribution Date. Beginning on the Distribution Date in October 2008, the notional balance of the Class AX1 Certificates immediately prior to such Distribution Date will be equal to zero. The Certificate Interest Rate for the Class AX1 Certificates will be equal to 0.80%. Principal will not be distributed on the Class AX1 Certificates.[m18]
(8) The Class AX2 Certificates (the "IO/PO Certificates") will consist of one interest only component and two principal only components each related to a specific group of Mortgage Loans. The interest only component will have a notional balance equal to the aggregate principal balance of the Mortgage Loans. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of
     (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Certificates (other than the Class AX2 Certificates) adjusted for the related interest accrual period, multiplied by a fraction, the numerator of which is the aggregate principal balance of the Certificates (other than the Class AX2 Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date (after giving effect to principal prepayments in the applicable prepayment period). The principal only components of the Class AX2 Certificates will each have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the related group of Mortgage Loans allocated to the related principal only component of the Class AX2 Certificates.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

   All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                               Preliminary Structural and Collateral Term Sheet                  March 3, 2005
--------------------------------------------------------------------------------------------------------------

[LOGO Goldman Sachs]         $988,031,100 (approximate) of Offered Certificates
                                  INDX Mortgage Pass-Through Trust 2005-AR6

                                         IndyMac MBS, Inc. Depositor
                            Mortgage Pass-Through Certificates, Series 2005-AR6

Collateral Description(1)

                                                   Group 1             Group 2
                                                  Conforming      Conforming and Non-       Total
                                                    Loans          Conforming Loans
--------------------------------------------------------------------------------------------------------------
Aggregate Principal Balance                        $421,313,654        $583,804,508      $1,005,118,162
--------------------------------------------------------------------------------------------------------------
Average Loan Balance                                   $218,751            $385,350            $292,101
--------------------------------------------------------------------------------------------------------------
Number of Loans                                           1,926               1,515               3,441
--------------------------------------------------------------------------------------------------------------
Weighted Average Months to Roll                               1                   2                   1
--------------------------------------------------------------------------------------------------------------
Weighted Average Term to Maturity                           360                 360                 360
--------------------------------------------------------------------------------------------------------------
Gross WAC                                               4.4360%             2.9934%             3.5981%
--------------------------------------------------------------------------------------------------------------
Weighted Average Expense Rate before Reset              0.3795%             0.3795%             0.3795%
--------------------------------------------------------------------------------------------------------------
Net WAC                                                 4.0565%             2.6139%             3.2186%
--------------------------------------------------------------------------------------------------------------
Minimum Coupon                                          1.0000%             1.0000%             1.0000%
--------------------------------------------------------------------------------------------------------------
Maximum Coupon                                          6.7470%             6.0720%             6.7470%
--------------------------------------------------------------------------------------------------------------
Maximum Interest Rate                                   9.9380%             9.9360%             9.9370%
--------------------------------------------------------------------------------------------------------------
Gross Margin                                            3.0933%             2.9774%             3.0260%
--------------------------------------------------------------------------------------------------------------
Net Margin                                              2.7138%             2.5979%             2.6465%
--------------------------------------------------------------------------------------------------------------
MTA Indexed Percent                                        100%                100%                100%
--------------------------------------------------------------------------------------------------------------
Prepayment Penalty Percent                                  90%                 84%                 87%
--------------------------------------------------------------------------------------------------------------
Weighted Average FICO                                       706                 704                 705
--------------------------------------------------------------------------------------------------------------
Cash Out Refinance Percent                                  64%                 62%                 63%
--------------------------------------------------------------------------------------------------------------
California Percent                                          36%                 52%                 45%
--------------------------------------------------------------------------------------------------------------
Primary Residence Percent                                   91%                 96%                 94%
--------------------------------------------------------------------------------------------------------------
Single Family and PUD Percent                               81%                 88%                 85%
--------------------------------------------------------------------------------------------------------------
Single Largest Zip Code Percent                              1%                  1%                  0%
--------------------------------------------------------------------------------------------------------------
Largest Individual Loan Balance                        $650,000          $2,075,043          $2,075,043
--------------------------------------------------------------------------------------------------------------
Weighted Average Current Loan-to-Value Ratio                71%                 71%                 71%
--------------------------------------------------------------------------------------------------------------
Latest Maturity Date                                   3/1/2035            3/1/2035            3/1/2035
--------------------------------------------------------------------------------------------------------------


---------
(1)  Using February 1, 2005 scheduled mortgage loan balances.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

   All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

       Preliminary Structural and Collateral Term Sheet           March 3, 2005
-------------------------------------------------------------------------------

Time Table

Cut-Off Date:              March 1, 2005
Settlement Date:           March 18, 2005
Distribution Date:         25th of each month or the next business day
First Distribution Date:   April 25, 2005

Features of the Transaction

o Offering consists of certificates totaling approximately $988,031,100 of which $933,754,100 will be rated Aaa/AAA by Moody's and S&P. $22,113,000 of the offered certificates are expected to be rated Aa2/AA+, $17,087,000 of the offered certificates are expected to be rated A2/AA-, and $15,077,000 of the offered certificates are expected to be rated Baa3/BBB.
o The expected amount of credit support for the Class 1A2, 1A3, 2A2, and AR Certificates will be approximately 7.10% (+/- 0.50%), for the Class 1A1 Super Senior Certificates will be approximately 16.39% (+/- 0.50%), and for the Class 2A1 Super Senior Certificate will be 44.26 % (+/- 0.50%).
o On the Closing Date, the Trust will enter into an Interest Rate Corridor agreement with a counterparty ("GSCM") for the benefit of the Class 2A1 and Class 2A2 Certificates. The Interest Rate Corridor will have an initial notional amount of approximately $530,680,909, a term of 124 months beginning on the second distribution date, and the trust fund will receive a payment under the corridor contract with respect to any Distribution Date on which one-month LIBOR exceeds the applicable strike rate with respect to such Distribution Date with an upper collar of 10.50%. (See Appendix B for Interest Rate Corridor details). The notional balance of the Interest Rate Corridor agreement for any Distribution Date is equal to the lesser of (i) the notional balance as set forth in the schedule below and (ii) the aggregate balance of the Class 2A1 and Class 2A2 Certificates on the day prior to such Distribution Date. The Interest Rate Corridor agreement will terminate after the Distribution Date in August 2015. Any payments received from the related Interest Rate Corridor agreement will be used to pay Carryover Shortfall Amounts on the Class 2A1 and Class 2A2 Certificates (provided that related payments will be allocated pro rata based on class principal balance), as applicable.
o All collateral consists of 1-Year MTA negatively amortizing adjustable rate mortgage loans set to mature within 30 years of the date of origination, secured by first liens on one- to four-family residential properties and originated by IndyMac Bank, F.S.B.

Structure of the Certificates

Distributions on the Senior Certificates will generally be based on payments received or advanced on the mortgage loans in the related loan group. Distributions on the Subordinate Certificates will be based on payments received or advanced on all the mortgage loans. The subordinate certificates will be entitled to principal prepayments only subject to the conditions as described in the shifting interest section below. Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, and Class B3 Certificates (the "Senior Subordinate Certificates") and the Class B4, Class B5, and Class B6 Certificates (the "Junior Subordinate Certificates", and together with the Senior Subordinate Certificates, the "Subordinate Certificates") will be subordinate in the right to receive payments of principal and interest and, therefore, provide credit protection to the Class 1A1, the Class 1A2, the Class 1A3, the Class 2A1, the Class 2A2, and the Class AR (collectively with the Class AX1, and the Class AX2, the "Senior Certificates"). Furthermore, the 1A1 class and 2A1 Class will be, respectively, each a "Super Senior Class", and will be entitled to additional credit support from the 1A2 and 2A2 classes, respectively (each a "Super Senior Support class"). Principal losses on the related underlying loans will not be allocated to a Super Senior class, but instead they will be allocated to the related Super Senior Support class. The senior certificates will receive distributions of interest and principal before the subordinate certificates are entitled to receive distributions of interest or principal, and the Subordinate Certificates will receive distributions in order of their numerical class designations.

Priority of Distributions

     1. Payment of interest pro-rata to the classes of senior certificates relating to each respective loan group, provided, however, that any distribution of interest to which the Class AX2 Certificates are otherwise entitled (after allocation of Net Deferred Interest, as defined below) will first be deposited into the Carryover Shortfall Reserve Fund and will not be distributed except as described below.
     2. In the case of group 1, payment of principal to the Class AR Certificate until the principal balance is reduced to zero, and then payment of principal pro-rata to the classes of senior certificates relating to each loan group then entitled to receive distributions of principal.
     3. Payment of interest and then principal to each class of subordinated certificates, in the order of their seniority, beginning with the Class B1, Class B2, Class B3, etc.

From amounts on deposit in the Carryover Shortfall Reserve Fund

     1. Interest to the Class 1A1, Class 1A2, Class 1A3, Class 2A1, and Class 2A2 Certificates from amounts received from the Class AX2 Certificate, pro-rata, based upon the amount of any carryover shortfall amounts with respect to such classes of certificates remaining unpaid.
     2. Interest to the Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates from amounts received from the Class AX2 Certificate, based upon the amount of any carryover shortfall amounts with respect to such classes of certificates remaining unpaid.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

   All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

       Preliminary Structural and Collateral Term Sheet           March 3, 2005
-------------------------------------------------------------------------------

     3. To the Class AX2 Certificates, amounts remaining on deposit in the carryover shortfall reserve fund otherwise distributable to such class.

In addition, in limited circumstances principal and interest collections received on a loan group may be used to make principal and interest distributions to senior certificates relating to other loan groups (i) to compensate for disproportionate realized losses in a loan group or (ii) after the senior certificates from a loan group have been retired.

Negative Amortization

Since the mortgage loans are subject to negative amortization, the Class 1A1, Class 1A2, Class 1A3, Class 2A1, Class 2A2, the Subordinate Certificates, and the IO/PO Certificates are subject to increases in their principal balances. However, the amount of negative amortization that occurs in each period with respect to each mortgage loan group will be offset by principal prepayments on such related mortgage loan group. Any negative amortization that is not offset by principal prepayments ("Net Deferred Interest") will be allocated to the related Certificates based on the excess of (i) interest that accrued on such Certificates at its respective pass-through rate, over (ii) interest that accrued on such Certificates at its related Adjusted Rate Cap (the Net Rate Cap adjusted for negative amortization), except in the case of the IO/PO Certificate. Net Deferred Interest not allocated as described above will be allocated to the IO/PO Certificates. Principal prepayments in excess of the negative amortization are "Net Prepayments".

Allocation of Realized Losses

Losses on the mortgage loans realized during any calendar month will be allocated on each Distribution Date to reduce the Class Principal Balances of the Subordinate Certificates in reverse order of seniority, in each case until the Class Principal Balance of each such class has been reduced to zero. If the Class Principal Balances of all of the Subordinate Certificates have been reduced to zero, further realized losses on the Mortgage Loans would be allocated pro rata to the Senior Certificates related to the Loan Group in which such realized losses occurred based on their outstanding Class Principal Balances, in each case until the Class Principal Balance of such class of certificates has been reduced to zero.

Notwithstanding the foregoing, realized losses on the Mortgage Loans otherwise allocable to the Class 1A1 Certificates will be allocated to the Class 1A2 Certificates to reduce the Certificate Balance of such class until the Certificate Balance of such class has been reduced to zero, and thereafter to the Class 1A1 Certificates to reduce the Certificate Balance of such class until the Certificate Balance of such class has been reduced to zero. Realized losses on the Mortgage Loans otherwise allocable to the Class 2A1 Certificates will be allocated to the Class 2A2 Certificates to reduce the Certificate Balance of such class until the Certificate Balance of such class has been reduced to zero, and thereafter to the Class 2A1 Certificates to reduce the Certificate Balance of such class until the Certificate Balance of such class has been reduced to zero.

Shifting Interest

Unless the aggregate class principal balance of the subordinate certificates has reached a certain level relative to the senior certificates, or if the delinquencies or losses on the mortgage loans exceed certain limits, the senior certificates will, in the aggregate, generally receive their pro rata share of all scheduled principal payments and 100% of all Net Prepayments on the mortgage loans until the 10th anniversary of the closing date (i.e., the distribution date in March 2015). Thereafter, the senior certificates will generally receive their share of scheduled principal payments and a decreasing share of Net Prepayments. This will result in a faster rate of return of principal to those senior certificates than would occur if those senior certificates and the subordinate certificates received all payments pro rata, and increases the likelihood that holders of the senior certificates will be paid the full amount of principal to which they are entitled. The prepayment percentages on the Subordinate Certificates are as follows:

              ---------------------------------------------
                    Distribution Date       Percentage
              ---------------------------------------------
                 April 2005 - March 2015        0%
                 April 2015 - March 2016        30%
                 April 2016 - March 2017        40%
                 April 2017 - March 2018        60%
                 April 2018 - March 2019        80%
                   April 2019 and after        100%
              ---------------------------------------------

If before the Distribution Date in April 2008 the credit support to the Senior Certificates is greater than or equal to two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of Net Prepayments subject to certain loss and delinquency criteria. If on or after the Distribution Date in April 2008 the credit support is greater than or equal to two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of the Net Prepayments, subject to certain loss and delinquency criteria.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

   All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

       Preliminary Structural and Collateral Term Sheet           March 3, 2005
-------------------------------------------------------------------------------

Key Terms

Issuer:           IndyMac INDX Mortgage Loan Trust 2005-AR6

Seller:           IndyMac Bank, F.S.B.

Depositor:        IndyMac MBS, Inc.

Master-Servicer:  IndyMac Bank, F.S.B.

Trustee:          Deutsche Bank National Trust Company

Rating Agencies:  Moody's Investors Service and Standard & Poor's.

Interest Rate     Goldman Sachs Capital Markets LP, will be the interest rate
Corridor          corridor provider. The short term unsecured debt obligations
Provider:         of the guarantor of the interest rate corridor provider, The
                  Goldman Sachs Group, Inc., are rated P-1 by Moody's, A-1 by
                  S&P, and F1+ by Fitch. The long term unsecured debt obligations of the guarantor of the cap provider are rated
                  Aa3 by Moody's, A+ by S&P, and AA- by Fitch.

Type of Issuance: Public for all the Offered Certificates.

Servicer          The Master Servicer is obligated to advance delinquent
Advancing:        mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating      On each distribution date, the Master Servicer is
Interest:         required to cover certain interest shortfalls as a
                  result of certain prepayments, by reducing its servicing compensation, as more fully described in the prospectus supplement. The reduction in the Master Servicer's servicing compensation for any Distribution Date will be limited to an amount equal to the product of:

                            o    0.125% multiplied by
                            o    one-twelfth multiplied by
                            o the Pool Balance as of the first day of the prior month.

Interest          The interest accrual period with respect to Senior
 Accrual:         Certificates other than the Class 1A3, Class AX1, Class AX2, and Class AR Certificates will be the period commencing on the Distribution Date in the month prior to the month in which that Distribution Date occurs (or the closing date, in the case of the first Distribution Date) and ending on the day preceding that Distribution Date (on an Actual/360 basis). The interest accrual period with respect to the Subordinate Certificates for a given Distribution Date will be the period beginning with the 25th day of the month prior to such Distribution Date (or in the case of the first
                  Distribution Date, the Closing Date) and ending on the 24th day of the month of such Distribution Date (on a 30/360 basis). The interest accrual period for the Class 1A3, Class
                  AX1, Class AX2 and Class AR Certificates will be the calendar month preceding the month of the Distribution Date (on a 30/360 basis).



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

   All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

       Preliminary Structural and Collateral Term Sheet           March 3, 2005
-------------------------------------------------------------------------------

Collateral        As of March 1, 2005, the aggregate  principal balance of
Description:      the mortgage  loans  described  herein is expected to be
                  approximately $1.005 billion. The Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate teaser period of one month) based upon an index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the "MTA"). After the one month initial fixed rate teaser period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of MTA and the related gross margin. None of the Mortgage Loans are subject to a periodic rate adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate.

                  For each of the Mortgage Loans, the related borrower must make a minimum monthly payment which is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the minimum monthly payment will not increase or decrease by an amount that is more than 7.50% of the last minimum monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter as well as the final payment adjustment date, the minimum monthly payment will be recast, without regard to the limitation in clause (i) above, in order to amortize fully the then unpaid mortgage loan principal balance over the remaining term to maturity, and (iii) if the unpaid mortgage loan principal balance exceeds 110% of the original principal balance due to Deferred Interest (the "Negative Amortization Limit"), the minimum monthly payment will be recast, without regard to the limitation in clause (i), in order to amortize fully the then unpaid principal balance over the remaining term to maturity.

                  Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, "Deferred Interest"). The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Group 1 Mortgage  The Group 1 first lien  Mortgage  Loans  consist of 100%
Loans:            Conventional   Conforming   Balance   loans  secured  by
                  one-to-four family residential properties. The mortgage loans are indexed to 1-Year MTA with monthly coupon adjustments that allow for negative amortization. 100% of the loans have a negative amortization limit of 110% of the original loan principal balance. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which is 9.938% on a weighted average basis.

Group 2 Mortgage  The Group 2 first lien  Mortgage  Loans  consist of 100%
Loans: Conforming and non-Conforming Balance loans secured by one-to-four family residential properties. The mortgage loans are indexed to 1-Year MTA with monthly coupon adjustments that allow for negative amortization. 100% of the loans have a negative amortization limit of 110% of the original loan principal balance. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which is 9.936% on a weighted average basis.

Expense Rate:     The "Expense Rate" is comprised of primary servicing
                  fees and a trustee fee. The weighted average Expense Rate before the reset date will be equal to approximately 0.3795%.

Expected          7.10% (+/- 0.50%) for the 1A2, 1A3, 2A2, and AR
Subordination:    Certificates, 16.39% (+/- 0.50%) for the 1A1 Certificates
                  and 44.26% (+/- 0.50%) for the 2A1 Certificates.

Other             The following  Classes of "Other  Certificates"  will be
Certificates:     issued in the indicated  approximate  original principal
                  amounts, which will provide credit support to the related
                  Offered Certificates, but are not offered publicly:

                  ------------------------------------------------------------------------
                  Certificate    Approximate Certificate Size    Initial Pass-Through Rate
                  ------------------------------------------------------------------------
                       B4                  $8,041,000                      1 ML+ [ ]
                       B5                  $5,025,000                      1 ML+ [ ]
                       B6                  $4,021,062                      1 ML+ [ ]
                  ------------------------------------------------------------------------

Clean Up Call:   Less than 10% of the Cut-off Date  principal  balance of
                 the Mortgage Loans.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

   All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

       Preliminary Structural and Collateral Term Sheet           March 3, 2005
-------------------------------------------------------------------------------

Tax Treatment:   It is anticipated that the Offered  Certificates will be
                 treated as REMIC regular interests for tax purposes.

ERISA            The Offered Certificates are expected to be eligible for
Eligibility:     purchase by or with assets of employee benefit plans and
                 other plans and arrangements that are subject to Title I of ERISA or Section 4975 of the code, subject to certain conditions. Prospective investors should review with their own legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, Section 4975 of the Code or other similar laws.

SMMEA            The Senior, and Class B1 Certificates are expected to
Eligibility:     constitute "mortgage related securities" for purposes of
                 SMMEA.

Minimum          $25,000 for the Senior Certificates, except for the Class AR
Denomination:    and a higher minimum for the Class 2A2 Certificates.

Delivery:        Senior Certificates and Senior Subordinate Certificates - DTC.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

   All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

       Preliminary Structural and Collateral Term Sheet           March 3, 2005
-------------------------------------------------------------------------------

Appendix A:
-----------

Class AX1 Notional Balance Schedules:

-------------------------------------------------------------
                            Group 1              Group 2
                           Component            Component
      Period           Notional Balance     Notional Balance
-------------------------------------------------------------
         1               391,400,000          542,354,000
         2               376,038,402          520,867,543
         3               361,486,916          501,081,097
         4               347,457,333          481,991,567
         5               333,931,005          463,574,406
         6               320,889,948          445,805,937
         7               308,316,819          428,663,313
         8               296,194,898          412,124,494
         9               284,508,056          396,168,215
        10               273,240,743          380,773,960
        11               262,377,964          365,921,938
        12               251,905,259          351,593,052
        13               241,716,557          337,657,478
        14               231,897,442          324,216,853
        15               222,434,605          311,253,633
        16               213,315,216          298,750,893
        17               204,526,907          286,692,310
        18               196,057,753          275,062,138
        19               187,896,259          263,845,191
        20               180,031,340          253,026,818
        21               172,452,313          242,592,889
        22               165,666,307          233,253,821
        23               159,135,676          224,259,163
        24               152,851,030          215,596,470
        25               146,779,252          207,180,937
        26               140,937,445          199,079,024
        27               135,317,116          191,279,302
        28               129,910,079          183,770,758
        29               124,708,446          176,542,773
        30               119,704,619          169,585,110
        31               114,891,276          162,887,902
        32               110,261,360          156,441,639
        33               105,808,074          150,237,152
        34               101,524,868          144,265,603
        35                97,405,432          138,518,473
        36                93,443,685          132,987,551
        37                89,633,725          127,618,403
        38                86,351,008          122,994,142
        39                83,187,835          118,536,822
        40                80,139,873          114,240,435
        41                77,202,946          110,099,189
        42                74,373,029          106,107,500
 43 and thereafter             0                    0
-------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

   All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

       Preliminary Structural and Collateral Term Sheet           March 3, 2005
-------------------------------------------------------------------------------

Appendix B
----------

----------------------------------------------------------------------------------------------------------------------------------
                                       The Class 2A1 and 2A2 Interest Rate Corridor Agreement
----------------------------------------------------------------------------------------------------------------------------------
 Period    Notional Amount ($)  Strike (%)    Period   Notional Amount ($)  Strike (%)    Period   Notional Amount (%)  Strike (%)
----------------------------------------------------------------------------------------------------------------------------------
  May-05          530,680,909     8.77170     Nov-08          244,100,844     9.24862     May-12          108,096,324     9.55690
  Jun-05          522,417,314     8.50604     Dec-08          239,445,473     9.55690     Jun-12          106,002,392     9.24862
  Jul-05          514,282,532     8.80713     Jan-09          234,877,499     9.24862     Jul-12          103,948,092     9.55690
  Aug-05          506,274,433     8.53972     Feb-09          230,395,295     9.24862     Aug-12          101,932,683     9.24862
  Sep-05          498,390,921     8.55611     Mar-09          225,997,264    10.23954     Sep-12           99,955,437     9.24862
  Oct-05          490,629,937     8.85795     Apr-09          221,681,839     9.24862     Oct-12           98,015,641     9.55690
  Nov-05          482,989,458     8.58802     May-09          217,447,481     9.55690     Nov-12           96,112,595     9.24862
  Dec-05          475,467,494     8.89033     Jun-09          213,292,682     9.24862     Dec-12           94,245,611     9.55690
  Jan-06          468,062,092     8.61881     Jul-09          209,215,959     9.55690     Jan-13           92,414,015     9.24862
  Feb-06          460,771,330     8.63380     Aug-09          205,215,858     9.24862     Feb-13           90,617,143     9.24862
  Mar-06          453,593,322     9.57515     Sep-09          201,290,952     9.24862     Mar-13           88,854,347    10.23954
  Apr-06          446,378,383     8.66299     Oct-09          197,439,840     9.55690     Apr-13           87,124,989     9.24862
  May-06          439,276,765     8.96646     Nov-09          193,661,148     9.24862     May-13           85,428,442     9.55690
  Jun-06          432,286,580     8.69119     Dec-09          189,953,525     9.55690     Jun-13           83,764,092     9.24862
  Jul-06          425,405,976     8.99510     Jan-10          186,315,649     9.24862     Jul-13           82,131,337     9.55690
  Aug-06          418,633,132     8.71844     Feb-10          182,746,218     9.24862     Aug-13           80,529,585     9.24862
  Sep-06          411,966,258     8.73171     Mar-10          179,243,958    10.23954     Sep-13           78,958,255     9.24862
  Oct-06          405,403,594     9.03626     Apr-10          175,807,616     9.24862     Oct-13           77,416,777     9.55690
  Nov-06          398,943,414     8.75760     May-10          172,435,963     9.55690     Nov-13           75,904,592     9.24862
  Dec-06          392,584,018     9.06257     Jun-10          169,127,794     9.24862     Dec-13           74,421,151     9.55690
  Jan-07          386,323,738     8.78119     Jul-10          165,881,924     9.55690     Jan-14           72,965,915     9.24862
  Feb-07          380,160,933     8.79193     Aug-10          162,697,193     9.24862     Feb-14           71,538,356     9.24862
  Mar-07          374,093,991     9.74557     Sep-10          159,572,459     9.24862     Mar-14           70,137,956    10.23954
  Apr-07          367,994,197     8.81276     Oct-10          156,506,605     9.55690     Apr-14           68,764,204     9.24862
  May-07          361,261,524     9.11605     Nov-10          153,498,531     9.24862     May-14           67,416,601     9.55690
  Jun-07          353,721,288     8.82996     Dec-10          150,547,160     9.55690     Jun-14           66,094,656     9.24862
  Jul-07          346,246,001     9.13230     Jan-11          147,651,434     9.24862     Jul-14           64,797,890     9.55690
  Aug-07          338,911,328     8.84533     Feb-11          144,810,314     9.24862     Aug-14           63,525,828     9.24862
  Sep-07          331,714,662     8.85282     Mar-11          142,022,783    10.23954     Sep-14           62,278,007     9.24862
  Oct-07          324,653,442     9.15552     Apr-11          139,287,839     9.24862     Oct-14           61,053,974     9.55690
  Nov-07          317,725,155     8.86742     May-11          136,604,501     9.55690     Nov-14           59,853,280     9.24862
  Dec-07          310,927,335     9.17035     Jun-11          133,971,806     9.24862     Dec-14           58,675,489     9.55690
  Jan-08          304,257,561     8.88153     Jul-11          131,388,808     9.55690     Jan-15           57,520,170     9.24862
  Feb-08          297,713,457     8.88840     Aug-11          128,854,579     9.24862     Feb-15           56,386,900     9.24862
  Mar-08          291,292,692     9.50862     Sep-11          126,368,210     9.24862     Mar-15           55,275,267    10.23954
  Apr-08          284,992,976     8.90194     Oct-11          123,928,805     9.55690     Apr-15           54,184,863     9.24862
  May-08          278,812,065     9.20399     Nov-11          121,535,488     9.24862     May-15           53,115,290     9.55690
  Jun-08          272,747,752     8.91215     Dec-11          119,187,398     9.55690     Jun-15           52,066,157     9.24862
  Jul-08          266,797,875     9.21435     Jan-12          116,883,691     9.24862     Jul-15           51,037,078     9.55690
  Aug-08          260,960,311     8.92198     Feb-12          114,623,536     9.24862     Aug-15           50,027,678     9.24862
  Sep-08          255,232,975     8.92676     Mar-12          112,406,120     9.88645
  Oct-08          249,613,822     9.55690     Apr-12          110,230,644     9.24862
----------------------------------------------------------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

Goldman, Sachs & Co.               INDX 2005-AR6                    All records
                           Cut-off - February 1, 2005
===============================================================================

--------------------------------------------------------------
Stats
--------------------------------------------------------------
Count:  3,441
Current Balance:  $1,005,118,162
Average Current Balance:  $292,101
Gross Weighted Average Coupon:  3.5981%
Net Weighted Average Coupon:  3.2186%
Original Term:  360
Remaining Term:  360
Age:  0
Original Loan-to-Value Ratio:  71.14%
Margin:  3.0260%
Net Margin:  2.6465%
Non-Zero Initial Periodic Cap:  0.000%
Non-Zero Subsequent Periodic Cap:  0.000%
Maximum Interest Rate:  9.937%
Months to Next Roll:  1
FICO Score:  705
Max Zip Code Percentage:  0.323%
Debt-to-Income Ratio:  25.73%
--------------------------------------------------------------



--------------------------------------------------------------
Group                           Count     Balance      Percent
--------------------------------------------------------------
Group 1                         1,926   $421,313,654     41.9%
Group 2                         1,515    583,804,508     58.1
--------------------------------------------------------------
Total:                          3,441  $1,005,118,162   100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Principal Balance               Count     Balance      Percent
--------------------------------------------------------------
Less than or equal to
$50,000.00                          5       $250,000      0.0%
$50,000.01 to $200,000.00       1,136    166,441,226     16.6
$200,000.01 to $350,000.00      1,330    356,032,442     35.4
$350,000.01 to $500,000.00        658    274,539,292     27.3
$500,000.01 to $650,000.00        232    132,620,956     13.2
$650,000.01 to $800,000.00         36     26,301,426      2.6
$800,000.01 to $950,000.00         21     18,587,516      1.8
$950,000.01 to $1,100,000.00       11     11,041,671      1.1
$1,100,000.01 to $1,250,000.00      1      1,220,000      0.1
$1,250,000.01 to $1,400,000.00      2      2,677,919      0.3
$1,400,000.01 to $1,550,000.00      3      4,450,000      0.4
$1,550,000.01 to $1,700,000.00      1      1,669,761      0.2
$1,700,000.01 to $1,850,000.00      3      5,342,910      0.5
$1,850,000.01 to $2,000,000.00      1      1,868,000      0.2
$2,000,000.01 to $2,150,000.00      1      2,075,043      0.2
--------------------------------------------------------------
Total:                          3,441  $1,005,118,162   100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Current Rate                    Count     Balance      Percent
--------------------------------------------------------------
1.000% to 1.249%                1,140   $341,247,513     34.0%
2.000% to 2.249%                  137     25,242,824      2.5
4.000% to 4.249%                   50     20,660,248      2.1
4.250% to 4.499%                  104     39,483,278      3.9
4.500% to 4.749%                  368    117,069,430     11.6
4.750% to 4.999%                  639    196,451,883     19.5
5.000% to 5.249%                  212     57,735,860      5.7
5.250% to 5.499%                  172     46,211,866      4.6
5.500% to 5.749%                  292     77,695,338      7.7
5.750% to 5.999%                  300     78,127,082      7.8
6.000% to 6.249%                   20      4,136,641      0.4
6.250% to 6.499%                    6        831,200      0.1
6.500% to 6.749%                    1        225,000      0.0
--------------------------------------------------------------
Total:                          3,441  $1,005,118,162   100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Age                             Count     Balance      Percent
--------------------------------------------------------------
0                               3,272   $943,642,071     93.9%
1                                 127     46,247,096      4.6
2                                  26      7,697,385      0.8
3                                   9      2,428,116      0.2
4                                   3      3,070,976      0.3
5                                   1        566,807      0.1
7                                   1        194,580      0.0
8                                   1        290,024      0.0
9                                   1        981,106      0.1
--------------------------------------------------------------
Total:                          3,441  $1,005,118,162   100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Original Loan-To-Value Ratio    Count     Balance      Percent
--------------------------------------------------------------
0.001% to 50.000%                 245    $62,139,994      6.2%
50.001% to 60.000%                305     86,095,894      8.6
60.001% to 70.000%                709    232,426,980     23.1
70.001% to 75.000%                693    202,872,905     20.2
75.001% to 80.000%              1,376    397,958,885     39.6
80.001% to 85.000%                 41      9,325,015      0.9
85.001% to 90.000%                 30      6,596,123      0.7
90.001% to 95.000%                 42      7,702,366      0.8
--------------------------------------------------------------
Total:                          3,441  $1,005,118,162   100.0%
--------------------------------------------------------------



--------------------------------------------------------------
FICO Score                      Count     Balance      Percent
--------------------------------------------------------------
Missing                             5     $1,041,660      0.1%
600 to 649                        414    119,313,529     11.9
650 to 699                      1,250    382,119,868     38.0
700 to 749                      1,045    301,726,895     30.0
750 to 799                        661    185,608,843     18.5
800 to 849                         66     15,307,367      1.5
--------------------------------------------------------------
Total:                          3,441  $1,005,118,162   100.0%
--------------------------------------------------------------



--------------------------------------------------------------
States                          Count     Balance      Percent
--------------------------------------------------------------
AK                                 10     $2,202,494      0.2%
AL                                  6      1,329,227      0.1
AZ                                 66     15,060,810      1.5
CA                              1,286    454,013,953     45.2
CO                                103     26,290,623      2.6
CT                                 49     13,635,994      1.4
DC                                 12      4,191,900      0.4
DE                                  4        847,900      0.1
FL                                428    103,659,781     10.3
GA                                 29      4,919,437      0.5
HI                                 28     11,207,979      1.1
IA                                  2        312,000      0.0
ID                                  9      1,447,967      0.1
IL                                 81     22,485,615      2.2
IN                                 14      2,374,995      0.2
KS                                 15      2,856,797      0.3
KY                                  2        304,000      0.0
LA                                 12      1,888,108      0.2
MA                                 74     19,955,098      2.0
MD                                 67     17,534,067      1.7
ME                                  5        839,598      0.1
MI                                102     19,999,790      2.0
MN                                 64     14,415,427      1.4
MO                                 15      2,875,820      0.3
MT                                  3        659,972      0.1
NC                                 12      1,940,883      0.2
NE                                  8      1,520,300      0.2
NH                                  5      1,094,249      0.1
NJ                                254     73,693,569      7.3
NM                                 12      2,419,710      0.2
NV                                107     28,875,306      2.9
NY                                143     51,350,532      5.1
OH                                 35      6,645,697      0.7
OR                                 25      5,313,869      0.5
PA                                 43      7,525,900      0.7
RI                                 22      4,376,500      0.4
SC                                 16      6,218,477      0.6
SD                                  1        122,000      0.0
TN                                  9      1,694,700      0.2
TX                                 40      8,408,435      0.8
UT                                 21      4,168,893      0.4
VA                                106     32,773,886      3.3
WA                                 85     19,689,103      2.0
WI                                 10      1,841,800      0.2
WY                                  1        135,000      0.0
--------------------------------------------------------------
Total:                          3,441  $1,005,118,162   100.0%
--------------------------------------------------------------



--------------------------------------------------------------
NegAm Limit                     Count     Balance      Percent
--------------------------------------------------------------
110%                            3,441  $1,005,118,162   100.0%
--------------------------------------------------------------
Total:                          3,441  $1,005,118,162   100.0%
--------------------------------------------------------------

-------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
===============================================================================

Goldman, Sachs & Co.               INDX 2005-AR6                    All records
                           Cut-off - February 1, 2005
===============================================================================


--------------------------------------------------------------
Index                           Count     Balance      Percent
--------------------------------------------------------------
MTA                             3,441  $1,005,118,162   100.0%
--------------------------------------------------------------
Total:                          3,441  $1,005,118,162   100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Margin                          Count     Balance      Percent
--------------------------------------------------------------
1.751% to 2.000%                   16     $6,535,305      0.7%
2.001% to 2.250%                   51     20,941,180      2.1
2.251% to 2.500%                  219     80,020,690      8.0
2.501% to 2.750%                  875    271,303,720     27.0
2.751% to 3.000%                  758    229,330,861     22.8
3.001% to 3.250%                  367     92,574,070      9.2
3.251% to 3.500%                  227     61,372,751      6.1
3.501% to 3.750%                  676    184,402,798     18.3
3.751% to 4.000%                  214     51,623,795      5.1
4.001% to 4.250%                   24      4,890,391      0.5
4.251% to 4.500%                   11      1,222,100      0.1
4.501% to 4.750%                    3        900,500      0.1
--------------------------------------------------------------
Total:                          3,441  $1,005,118,162   100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Max Rate                        Count     Balance      Percent
--------------------------------------------------------------
8.000% to 8.499%                    1       $290,024      0.0%
8.500% to 8.999%                   34     11,632,878      1.2
9.000% to 9.499%                    2        297,249      0.0
9.500% to 9.999%                3,404    992,898,012     98.8
--------------------------------------------------------------
Total:                          3,441  $1,005,118,162   100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Months to Roll                  Count     Balance      Percent
--------------------------------------------------------------
0                                   7     $2,842,985      0.3%
1                               1,977    587,179,835     58.4
2                               1,456    414,870,711     41.3
3                                   1        224,632      0.0
--------------------------------------------------------------
Total:                          3,441  $1,005,118,162   100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Delinquency in Days             Count     Balance      Percent
--------------------------------------------------------------
0                               3,441  $1,005,118,162   100.0%
--------------------------------------------------------------
Total:                          3,441  $1,005,118,162   100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Property Type                   Count     Balance      Percent
--------------------------------------------------------------
Single Family                   2,243   $663,766,541     66.0%
Planned Unit Development          602    190,209,337     18.9
Condominium                       361     87,943,517      8.7
2 Family                          158     45,952,858      4.6
Townhouse                          43      7,775,259      0.8
4 Family                           22      5,998,297      0.6
3 Family                           12      3,472,352      0.3
--------------------------------------------------------------
Total:                          3,441  $1,005,118,162   100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Occupancy Code                  Count     Balance      Percent
--------------------------------------------------------------
Primary                         3,160   $947,076,970     94.2%
Investment                        205     38,112,902      3.8
Secondary                          76     19,928,290      2.0
--------------------------------------------------------------
Total:                          3,441  $1,005,118,162   100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Purpose                         Count     Balance      Percent
--------------------------------------------------------------
CashOut                         2,161   $628,817,935     62.6%
Purchase                          658    203,516,414     20.2
RateTerm                          622    172,783,814     17.2
--------------------------------------------------------------
Total:                          3,441  $1,005,118,162   100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Documentation Type              Count     Balance      Percent
--------------------------------------------------------------
Fast Forward                    1,912   $602,592,977     60.0%
Full Doc                          730    182,099,539     18.1
Full Doc Express                  111     25,569,534      2.5
NINA                              688    194,856,113     19.4
--------------------------------------------------------------
Total:                          3,441  $1,005,118,162   100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Prepayment Penalty Flag         Count     Balance      Percent
--------------------------------------------------------------
N                                 386   $134,038,254     13.3%
Y                               3,055    871,079,909     86.7
--------------------------------------------------------------
Total:                          3,441  $1,005,118,162   100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Prepayment Penalty Term         Count     Balance      Percent
--------------------------------------------------------------
0                                 386   $134,038,254     13.3%
12                                190     64,332,111      6.4
24                                 97     32,117,647      3.2
36                              2,768    774,630,151     77.1
--------------------------------------------------------------
Total:                          3,441  $1,005,118,162   100.0%
--------------------------------------------------------------




-------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
===============================================================================

Goldman, Sachs & Co.               INDX 2005-AR6                        Group 1
                           Cut-off - February 1, 2005
===============================================================================



--------------------------------------------------------------
Stats
--------------------------------------------------------------
Count:  1,926
Current Balance:  $421,313,654
Average Current Balance:  $218,751
Gross Weighted Average Coupon:  4.4360%
Net Weighted Average Coupon:  4.0565%
Original Term:  360
Remaining Term:  360
Age:  0
Original Loan-to-Value Ratio:  71.23%
Margin:  3.0933%
Net Margin:  2.7138%
Non-Zero Initial Periodic Cap:  0.000%
Non-Zero Subsequent Periodic Cap:  0.000%
Maximum Interest Rate:  9.938%
Months to Next Roll:  1
FICO Score:  706
Max Zip Code Percentage:  0.503%
Debt-to-Income Ratio:  24.90%
--------------------------------------------------------------



--------------------------------------------------------------
Group                           Count     Balance      Percent
--------------------------------------------------------------
Group 1                         1,926   $421,313,654    100.0%
--------------------------------------------------------------
Total:                          1,926   $421,313,654    100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Principal Balance               Count     Balance      Percent
--------------------------------------------------------------
Less than or equal to
$50,000.00                          5       $250,000      0.1%
$50,000.01 to $200,000.00         838    123,091,324     29.2
$200,000.01 to $350,000.00      1,017    272,405,857     64.7
$350,000.01 to $500,000.00         64     24,299,624      5.8
$500,000.01 to $650,000.00          2      1,266,850      0.3
--------------------------------------------------------------
Total:                          1,926   $421,313,654    100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Current Rate                    Count     Balance      Percent
--------------------------------------------------------------
1.000% to 1.249%                  295    $62,892,542     14.9%
2.000% to 2.249%                   65     11,141,190      2.6
4.000% to 4.249%                   25      6,432,322      1.5
4.250% to 4.499%                   55     12,405,063      2.9
4.500% to 4.749%                  252     55,563,942     13.2
4.750% to 4.999%                  443    102,699,070     24.4
5.000% to 5.249%                  164     35,798,245      8.5
5.250% to 5.499%                  127     27,267,790      6.5
5.500% to 5.749%                  232     50,187,132     11.9
5.750% to 5.999%                  242     52,120,016     12.4
6.000% to 6.249%                   19      3,750,141      0.9
6.250% to 6.499%                    6        831,200      0.2
6.500% to 6.749%                    1        225,000      0.1
--------------------------------------------------------------
Total:                          1,926   $421,313,654    100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Age                             Count     Balance      Percent
--------------------------------------------------------------
0                               1,818   $393,425,993     93.4%
1                                  79     20,724,092      4.9
2                                  21      5,404,336      1.3
3                                   6      1,274,629      0.3
7                                   1        194,580      0.0
8                                   1        290,024      0.1
--------------------------------------------------------------
Total:                          1,926   $421,313,654    100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Original Loan-To-Value Ratio    Count     Balance      Percent
--------------------------------------------------------------
0.001% to 50.000%                 161    $30,433,300      7.2%
50.001% to 60.000%                168     34,904,997      8.3
60.001% to 70.000%                374     83,105,408     19.7
70.001% to 75.000%                409     94,619,331     22.5
75.001% to 80.000%                732    162,186,986     38.5
80.001% to 85.000%                 27      5,498,081      1.3
85.001% to 90.000%                 24      4,793,292      1.1
90.001% to 95.000%                 31      5,772,258      1.4
--------------------------------------------------------------
Total:                          1,926   $421,313,654    100.0%
--------------------------------------------------------------



--------------------------------------------------------------
FICO Score                      Count     Balance      Percent
--------------------------------------------------------------
Missing                             3       $524,456      0.1%
600 to 649                        226     50,489,276     12.0
650 to 699                        673    150,124,617     35.6
700 to 749                        601    131,157,118     31.1
750 to 799                        376     79,820,748     18.9
800 to 849                         47      9,197,439      2.2
--------------------------------------------------------------
Total:                          1,926   $421,313,654    100.0%
--------------------------------------------------------------



--------------------------------------------------------------
States                          Count     Balance      Percent
--------------------------------------------------------------
AK                                  9     $1,904,025      0.5%
AL                                  3        589,627      0.1
AZ                                 44      8,316,779      2.0
CA                                592    150,586,112     35.7
CO                                 66     12,969,972      3.1
CT                                 25      4,785,464      1.1
DC                                  3        587,650      0.1
DE                                  2        240,500      0.1
FL                                263     49,939,288     11.9
GA                                 21      3,115,937      0.7
HI                                 14      4,900,354      1.2
IA                                  1        156,000      0.0
ID                                  8      1,303,967      0.3
IL                                 51     11,219,789      2.7
IN                                  9      1,193,790      0.3
KS                                  9      1,668,947      0.4
KY                                  2        304,000      0.1
LA                                  9      1,582,900      0.4
MA                                 50     11,565,083      2.7
MD                                 38      7,396,828      1.8
ME                                  3        617,098      0.1
MI                                 78     14,466,139      3.4
MN                                 49      9,829,039      2.3
MO                                 11      1,827,820      0.4
MT                                  2        274,972      0.1
NC                                  5        681,600      0.2
NE                                  7      1,408,300      0.3
NH                                  3        507,929      0.1
NJ                                149     32,704,620      7.8
NM                                  4        725,410      0.2
NV                                 70     15,949,438      3.8
NY                                 71     19,460,438      4.6
OH                                 23      3,426,936      0.8
OR                                 18      3,792,683      0.9
PA                                 30      4,998,300      1.2
RI                                 17      3,198,100      0.8
SC                                  9      1,740,277      0.4
SD                                  1        122,000      0.0
TN                                  6        860,550      0.2
TX                                 30      5,161,888      1.2
UT                                 12      1,605,293      0.4
VA                                 49     11,750,510      2.8
WA                                 56     11,207,902      2.7
WI                                  4        669,400      0.2
--------------------------------------------------------------
Total:                          1,926   $421,313,654    100.0%
--------------------------------------------------------------



--------------------------------------------------------------
NegAm Limit                     Count     Balance      Percent
--------------------------------------------------------------
110%                            1,926   $421,313,654    100.0%
--------------------------------------------------------------
Total:                          1,926   $421,313,654    100.0%
--------------------------------------------------------------



-------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
===============================================================================

Goldman, Sachs & Co.               INDX 2005-AR6                        Group 1
                           Cut-off - February 1, 2005
===============================================================================



--------------------------------------------------------------
Index                           Count     Balance      Percent
--------------------------------------------------------------
MTA                             1,926   $421,313,654    100.0%
--------------------------------------------------------------
Total:                          1,926   $421,313,654    100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Margin                          Count     Balance      Percent
--------------------------------------------------------------
1.751% to 2.000%                    7     $1,819,076      0.4%
2.001% to 2.250%                   26      6,625,366      1.6
2.251% to 2.500%                   96     22,217,304      5.3
2.501% to 2.750%                  475    103,559,890     24.6
2.751% to 3.000%                  410     95,317,418     22.6
3.001% to 3.250%                  225     46,346,405     11.0
3.251% to 3.500%                  127     27,426,162      6.5
3.501% to 3.750%                  389     83,414,391     19.8
3.751% to 4.000%                  141     29,300,901      7.0
4.001% to 4.250%                   20      3,963,141      0.9
4.251% to 4.500%                    9      1,098,600      0.3
4.501% to 4.750%                    1        225,000      0.1
--------------------------------------------------------------
Total:                          1,926   $421,313,654    100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Max Rate                        Count     Balance      Percent
--------------------------------------------------------------
8.000% to 8.499%                    1       $290,024      0.1%
8.500% to 8.999%                   18      4,043,941      1.0
9.000% to 9.499%                    1        187,511      0.0
9.500% to 9.999%                1,906    416,792,178     98.9
--------------------------------------------------------------
Total:                          1,926   $421,313,654    100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Months to Roll                  Count     Balance      Percent
--------------------------------------------------------------
0                                   4     $1,297,972      0.3%
1                               1,452    323,519,104     76.8
2                                 469     96,271,947     22.9
3                                   1        224,632      0.1
--------------------------------------------------------------
Total:                          1,926   $421,313,654    100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Delinquency in Days             Count     Balance      Percent
--------------------------------------------------------------
0                               1,926   $421,313,654    100.0%
--------------------------------------------------------------
Total:                          1,926   $421,313,654    100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Property Type                   Count     Balance      Percent
--------------------------------------------------------------
Single Family                   1,223   $266,550,334     63.3%
Planned Unit Development          329     74,182,363     17.6
Condominium                       216     43,101,088     10.2
2 Family                          102     25,774,693      6.1
Townhouse                          33      5,425,459      1.3
4 Family                           16      4,540,600      1.1
3 Family                            7      1,739,118      0.4
--------------------------------------------------------------
Total:                          1,926   $421,313,654    100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Occupancy Code                  Count     Balance      Percent
--------------------------------------------------------------
Primary                         1,727   $384,579,640     91.3%
Investment                        155     28,290,061      6.7
Secondary                          44      8,443,954      2.0
--------------------------------------------------------------
Total:                          1,926   $421,313,654    100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Purpose                         Count     Balance      Percent
--------------------------------------------------------------
CashOut                         1,205   $268,856,139     63.8%
RateTerm                          382     77,706,384     18.4
Purchase                          339     74,751,131     17.7
--------------------------------------------------------------
Total:                          1,926   $421,313,654    100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Documentation Type              Count     Balance      Percent
--------------------------------------------------------------
Fast Forward                      985   $222,675,180     52.9%
Full Doc                          469     95,984,177     22.8
Full Doc Express                   72     13,859,443      3.3
NINA                              400     88,794,855     21.1
--------------------------------------------------------------
Total:                          1,926   $421,313,654    100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Prepayment Penalty Flag         Count     Balance      Percent
--------------------------------------------------------------
N                                 182    $42,734,187     10.1%
Y                               1,744    378,579,467     89.9
--------------------------------------------------------------
Total:                          1,926   $421,313,654    100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Prepayment Penalty Term         Count     Balance      Percent
--------------------------------------------------------------
0                                 182    $42,734,187     10.1%
12                                 93     22,321,198      5.3
24                                 45     10,143,999      2.4
36                              1,606    346,114,271     82.2
--------------------------------------------------------------
Total:                          1,926   $421,313,654    100.0%
--------------------------------------------------------------



-------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
===============================================================================

Goldman, Sachs & Co.               INDX 2005-AR6                        Group 2
                           Cut-off - February 1, 2005
===============================================================================



--------------------------------------------------------------
Stats
--------------------------------------------------------------
Count:  1,515
Current Balance:  $583,804,508
Average Current Balance:  $385,350
Gross Weighted Average Coupon:  2.9934%
Net Weighted Average Coupon:  2.6139%
Original Term:  360
Remaining Term:  360
Age:  0
Original Loan-to-Value Ratio:  71.08%
Margin:  2.9774%
Net Margin:  2.5979%
Non-Zero Initial Periodic Cap:  0.000%
Non-Zero Subsequent Periodic Cap:  0.000%
Maximum Interest Rate:  9.936%
Months to Next Roll:  2
FICO Score:  704
Max Zip Code Percentage:  0.555%
Debt-to-Income Ratio:  26.32%



--------------------------------------------------------------
Group                           Count     Balance      Percent
--------------------------------------------------------------
Group 2                         1,515   $583,804,508    100.0%
--------------------------------------------------------------
Total:                          1,515   $583,804,508    100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Principal Balance               Count     Balance      Percent
--------------------------------------------------------------
$50,000.01 to $200,000.00         298    $43,349,902      7.4%
$200,000.01 to $350,000.00        313     83,626,585     14.3
$350,000.01 to $500,000.00        594    250,239,668     42.9
$500,000.01 to $650,000.00        230    131,354,106     22.5
$650,000.01 to $800,000.00         36     26,301,426      4.5
$800,000.01 to $950,000.00         21     18,587,516      3.2
$950,000.01 to $1,100,000.00       11     11,041,671      1.9
$1,100,000.01 to $1,250,000.00      1      1,220,000      0.2
$1,250,000.01 to $1,400,000.00      2      2,677,919      0.5
$1,400,000.01 to $1,550,000.00      3      4,450,000      0.8
$1,550,000.01 to $1,700,000.00      1      1,669,761      0.3
$1,700,000.01 to $1,850,000.00      3      5,342,910      0.9
$1,850,000.01 to $2,000,000.00      1      1,868,000      0.3
$2,000,000.01 to $2,150,000.00      1      2,075,043      0.4
--------------------------------------------------------------
Total:                          1,515   $583,804,508    100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Current Rate                    Count     Balance      Percent
--------------------------------------------------------------
1.000% to 1.249%                  845   $278,354,971     47.7%
2.000% to 2.249%                   72     14,101,634      2.4
4.000% to 4.249%                   25     14,227,926      2.4
4.250% to 4.499%                   49     27,078,215      4.6
4.500% to 4.749%                  116     61,505,488     10.5
4.750% to 4.999%                  196     93,752,813     16.1
5.000% to 5.249%                   48     21,937,614      3.8
5.250% to 5.499%                   45     18,944,077      3.2
5.500% to 5.749%                   60     27,508,206      4.7
5.750% to 5.999%                   58     26,007,066      4.5
6.000% to 6.249%                    1        386,500      0.1
--------------------------------------------------------------
Total:                          1,515   $583,804,508    100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Age                             Count     Balance      Percent
--------------------------------------------------------------
0                               1,454   $550,216,079     94.2%
1                                  48     25,523,004      4.4
2                                   5      2,293,049      0.4
3                                   3      1,153,487      0.2
4                                   3      3,070,976      0.5
5                                   1        566,807      0.1
9                                   1        981,106      0.2
--------------------------------------------------------------
Total:                          1,515   $583,804,508    100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Original Loan-To-Value Ratio    Count     Balance      Percent
--------------------------------------------------------------
0.001% to 50.000%                  84    $31,706,694      5.4%
50.001% to 60.000%                137     51,190,896      8.8
60.001% to 70.000%                335    149,321,573     25.6
70.001% to 75.000%                284    108,253,573     18.5
75.001% to 80.000%                644    235,771,899     40.4
80.001% to 85.000%                 14      3,826,934      0.7
85.001% to 90.000%                  6      1,802,831      0.3
90.001% to 95.000%                 11      1,930,108      0.3
--------------------------------------------------------------
Total:                          1,515   $583,804,508    100.0%
--------------------------------------------------------------



--------------------------------------------------------------
FICO Score                      Count     Balance      Percent
--------------------------------------------------------------
Missing                             2       $517,204      0.1%
600 to 649                        188     68,824,253     11.8
650 to 699                        577    231,995,250     39.7
700 to 749                        444    170,569,777     29.2
750 to 799                        285    105,788,095     18.1
800 to 849                         19      6,109,928      1.0
--------------------------------------------------------------
Total:                          1,515   $583,804,508    100.0%
--------------------------------------------------------------



--------------------------------------------------------------
States                          Count     Balance      Percent
--------------------------------------------------------------
AK                                  1       $298,469      0.1%
AL                                  3        739,600      0.1
AZ                                 22      6,744,031      1.2
CA                                694    303,427,840     52.0
CO                                 37     13,320,651      2.3
CT                                 24      8,850,530      1.5
DC                                  9      3,604,250      0.6
DE                                  2        607,400      0.1
FL                                165     53,720,492      9.2
GA                                  8      1,803,500      0.3
HI                                 14      6,307,625      1.1
IA                                  1        156,000      0.0
ID                                  1        144,000      0.0
IL                                 30     11,265,826      1.9
IN                                  5      1,181,205      0.2
KS                                  6      1,187,850      0.2
LA                                  3        305,208      0.1
MA                                 24      8,390,015      1.4
MD                                 29     10,137,239      1.7
ME                                  2        222,500      0.0
MI                                 24      5,533,651      0.9
MN                                 15      4,586,388      0.8
MO                                  4      1,048,000      0.2
MT                                  1        385,000      0.1
NC                                  7      1,259,283      0.2
NE                                  1        112,000      0.0
NH                                  2        586,320      0.1
NJ                                105     40,988,950      7.0
NM                                  8      1,694,300      0.3
NV                                 37     12,925,867      2.2
NY                                 72     31,890,094      5.5
OH                                 12      3,218,761      0.6
OR                                  7      1,521,186      0.3
PA                                 13      2,527,600      0.4
RI                                  5      1,178,400      0.2
SC                                  7      4,478,200      0.8
TN                                  3        834,150      0.1
TX                                 10      3,246,547      0.6
UT                                  9      2,563,600      0.4
VA                                 57     21,023,377      3.6
WA                                 29      8,481,201      1.5
WI                                  6      1,172,400      0.2
WY                                  1        135,000      0.0
--------------------------------------------------------------
Total:                          1,515   $583,804,508    100.0%
--------------------------------------------------------------



--------------------------------------------------------------
NegAm Limit                     Count     Balance      Percent
--------------------------------------------------------------
110%                            1,515   $583,804,508    100.0%
--------------------------------------------------------------
Total:                          1,515   $583,804,508    100.0%
--------------------------------------------------------------

-------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
===============================================================================

Goldman, Sachs & Co.               INDX 2005-AR6                        Group 2
                           Cut-off - February 1, 2005
===============================================================================




--------------------------------------------------------------
Index                           Count     Balance      Percent
--------------------------------------------------------------
MTA                             1,515   $583,804,508    100.0%
--------------------------------------------------------------
Total:                          1,515   $583,804,508    100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Margin                          Count     Balance      Percent
--------------------------------------------------------------
1.751% to 2.000%                    9     $4,716,229      0.8%
2.001% to 2.250%                   25     14,315,814      2.5
2.251% to 2.500%                  123     57,803,386      9.9
2.501% to 2.750%                  400    167,743,831     28.7
2.751% to 3.000%                  348    134,013,443     23.0
3.001% to 3.250%                  142     46,227,665      7.9
3.251% to 3.500%                  100     33,946,589      5.8
3.501% to 3.750%                  287    100,988,407     17.3
3.751% to 4.000%                   73     22,322,893      3.8
4.001% to 4.250%                    4        927,250      0.2
4.251% to 4.500%                    2        123,500      0.0
4.501% to 4.750%                    2        675,500      0.1
--------------------------------------------------------------
Total:                          1,515   $583,804,508    100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Max Rate                        Count     Balance      Percent
--------------------------------------------------------------
8.500% to 8.999%                   16     $7,588,937      1.3%
9.000% to 9.499%                    1        109,738      0.0
9.500% to 9.999%                1,498    576,105,834     98.7
--------------------------------------------------------------
Total:                          1,515   $583,804,508    100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Months to Roll                  Count     Balance      Percent
--------------------------------------------------------------
0                                   3     $1,545,013      0.3%
1                                 525    263,660,731     45.2
2                                 987    318,598,764     54.6
--------------------------------------------------------------
Total:                          1,515   $583,804,508    100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Delinquency in Days             Count     Balance      Percent
--------------------------------------------------------------
0                               1,515   $583,804,508    100.0%
--------------------------------------------------------------
Total:                          1,515   $583,804,508    100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Property Type                   Count     Balance      Percent
--------------------------------------------------------------
Single Family                   1,020   $397,216,207     68.0%
Planned Unit Development          273    116,026,975     19.9
Condominium                       145     44,842,430      7.7
2 Family                           56     20,178,165      3.5
Townhouse                          10      2,349,800      0.4
3 Family                            5      1,733,235      0.3
4 Family                            6      1,457,697      0.2
--------------------------------------------------------------
Total:                          1,515   $583,804,508    100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Occupancy Code                  Count     Balance      Percent
--------------------------------------------------------------
Primary                         1,433   $562,497,331     96.4%
Secondary                          32     11,484,336      2.0
Investment                         50      9,822,842      1.7
--------------------------------------------------------------
Total:                          1,515   $583,804,508    100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Purpose                         Count     Balance      Percent
--------------------------------------------------------------
CashOut                           956   $359,961,796     61.7%
Purchase                          319    128,765,282     22.1
RateTerm                          240     95,077,430     16.3
--------------------------------------------------------------
Total:                          1,515   $583,804,508    100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Documentation Type              Count     Balance      Percent
--------------------------------------------------------------
Fast Forward                      927   $379,917,798     65.1%
Full Doc                          261     86,115,362     14.8
Full Doc Express                   39     11,710,091      2.0
NINA                              288    106,061,258     18.2
--------------------------------------------------------------
Total:                          1,515   $583,804,508    100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Prepayment Penalty Flag         Count     Balance      Percent
--------------------------------------------------------------
N                                 204    $91,304,067     15.6%
Y                               1,311    492,500,441     84.4
--------------------------------------------------------------
Total:                          1,515   $583,804,508    100.0%
--------------------------------------------------------------



--------------------------------------------------------------
Prepayment Penalty Term         Count     Balance      Percent
--------------------------------------------------------------
0                                 204    $91,304,067     15.6%
12                                 97     42,010,913      7.2
24                                 52     21,973,648      3.8
36                              1,162    428,515,880     73.4
--------------------------------------------------------------
Total:                          1,515   $583,804,508    100.0%
--------------------------------------------------------------


-------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
===============================================================================

                             Goldman, Sachs & Co.
                                INDX 2005-AR6
                          Cut-off - February 1, 2005
                                 All records


Selection Criteria: All records
Table of Contents

1.  Stats
2.  Group
3.  Principal Balance
4.  Current Rate
5.  Age
6.  Original Loan-To-Value Ratio
7.  FICO Score
8.  States
9.  NegAm Limit
10. Index
11. Margin
12. Max Rate
13. Months to Roll
14. Delinquency in Days
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Prepayment Penalty Flag
20. Prepayment Penalty Term



1. Stats

Count: 3,441
Current Balance: $1,005,118,162
Average Current Balance: $292,101
Gross Weighted Average Coupon: 3.5981%
Net Weighted Average Coupon: 3.2186%
Original Term: 360
Remaining Term: 360
Age: 0
Original Loan-to-Value Ratio: 71.14%
Margin: 3.0260%
Net Margin: 2.6465%
Non-Zero Initial Periodic Cap: 0.000%
Non-Zero Subsequent Periodic Cap: 0.000%
Maximum Interest Rate: 9.937%
Months to Next Roll: 1
FICO Score: 705

Max Zip Code Percentage: 0.323%
Debt-to-Income Ratio: 25.73%

                Top



2. Group

--------------------------------------------------------------------------------
Group                                      Count           Balance       Percent
--------------------------------------------------------------------------------
Group 1                                    1,926         $421,313,654     41.90%
Group 2                                    1,515          583,804,508     58.1
--------------------------------------------------------------------------------
Total:                                     3,441       $1,005,118,162    100.00%
--------------------------------------------------------------------------------

                Top



3. Principal Balance

--------------------------------------------------------------------------------
Principal Balance                          Count           Balance       Percent
--------------------------------------------------------------------------------
Less than or equal to $50,000.00               5             $250,000      0.00%
$50,000.01 to $200,000.00                  1,136          166,441,226     16.6
$200,000.01 to $350,000.00                 1,330          356,032,442     35.4
$350,000.01 to $500,000.00                   658          274,539,292     27.3
$500,000.01 to $650,000.00                   232          132,620,956     13.2
$650,000.01 to $800,000.00                    36           26,301,426      2.6
$800,000.01 to $950,000.00                    21           18,587,516      1.8
$950,000.01 to $1,100,000.00                  11           11,041,671      1.1
$1,100,000.01 to $1,250,000.00                 1            1,220,000      0.1
$1,250,000.01 to $1,400,000.00                 2            2,677,919      0.3
$1,400,000.01 to $1,550,000.00                 3            4,450,000      0.4
$1,550,000.01 to $1,700,000.00                 1            1,669,761      0.2
$1,700,000.01 to $1,850,000.00                 3            5,342,910      0.5
$1,850,000.01 to $2,000,000.00                 1            1,868,000      0.2
$2,000,000.01 to $2,150,000.00                 1            2,075,043      0.2
--------------------------------------------------------------------------------
Total:                                     3,441       $1,005,118,162    100.00%
--------------------------------------------------------------------------------

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4. Current Rate

--------------------------------------------------------------------------------
Current Rate                               Count           Balance       Percent
--------------------------------------------------------------------------------
1.000% to 1.249%                           1,140         $341,247,513     34.00%
2.000% to 2.249%                             137           25,242,824      2.5
4.000% to 4.249%                              50           20,660,248      2.1
4.250% to 4.499%                             104           39,483,278      3.9
4.500% to 4.749%                             368          117,069,430     11.6
4.750% to 4.999%                             639          196,451,883     19.5

5.000% to 5.249%                             212           57,735,860      5.7
5.250% to 5.499%                             172           46,211,866      4.6
5.500% to 5.749%                             292           77,695,338      7.7
5.750% to 5.999%                             300           78,127,082      7.8
6.000% to 6.249%                              20            4,136,641      0.4
6.250% to 6.499%                               6              831,200      0.1
6.500% to 6.749%                               1              225,000      0
--------------------------------------------------------------------------------
Total:                                     3,441       $1,005,118,162    100.00%
--------------------------------------------------------------------------------

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5. Age

--------------------------------------------------------------------------------
Age                                        Count           Balance       Percent
--------------------------------------------------------------------------------
0                                          3,272         $943,642,071     93.90%
1                                            127           46,247,096      4.6
2                                             26            7,697,385      0.8
3                                              9            2,428,116      0.2
4                                              3            3,070,976      0.3
5                                              1              566,807      0.1
7                                              1              194,580      0
8                                              1              290,024      0
9                                              1              981,106      0.1
--------------------------------------------------------------------------------
Total:                                     3,441       $1,005,118,162    100.00%
--------------------------------------------------------------------------------

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6. Original Loan-To-Value Ratio

--------------------------------------------------------------------------------
Original Loan-To-Value Ratio               Count           Balance       Percent
--------------------------------------------------------------------------------
0.001% to 50.000%                            245          $62,139,994      6.20%
50.001% to 60.000%                           305           86,095,894      8.6
60.001% to 70.000%                           709          232,426,980     23.1
70.001% to 75.000%                           693          202,872,905     20.2
75.001% to 80.000%                         1,376          397,958,885     39.6
80.001% to 85.000%                            41            9,325,015      0.9
85.001% to 90.000%                            30            6,596,123      0.7
90.001% to 95.000%                            42            7,702,366      0.8
--------------------------------------------------------------------------------
Total:                                     3,441       $1,005,118,162    100.00%
--------------------------------------------------------------------------------

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7. FICO Score

--------------------------------------------------------------------------------
FICO Score                                 Count           Balance       Percent
--------------------------------------------------------------------------------

Missing                                        5           $1,041,660      0.10%
600 to 649                                   414          119,313,529     11.9
650 to 699                                 1,250          382,119,868     38
700 to 749                                 1,045          301,726,895     30
750 to 799                                   661          185,608,843     18.5
800 to 849                                    66           15,307,367      1.5
--------------------------------------------------------------------------------
Total:                                     3,441       $1,005,118,162    100.00%
--------------------------------------------------------------------------------

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8. States

--------------------------------------------------------------------------------
States                                     Count           Balance       Percent
--------------------------------------------------------------------------------
AK                                            10           $2,202,494      0.20%
AL                                             6            1,329,227      0.1
AZ                                            66           15,060,810      1.5
CA                                         1,286          454,013,953     45.2
CO                                           103           26,290,623      2.6
CT                                            49           13,635,994      1.4
DC                                            12            4,191,900      0.4
DE                                             4              847,900      0.1
FL                                           428          103,659,781     10.3
GA                                            29            4,919,437      0.5
HI                                            28           11,207,979      1.1
IA                                             2              312,000      0
ID                                             9            1,447,967      0.1
IL                                            81           22,485,615      2.2
IN                                            14            2,374,995      0.2
KS                                            15            2,856,797      0.3
KY                                             2              304,000      0
LA                                            12            1,888,108      0.2
MA                                            74           19,955,098      2
MD                                            67           17,534,067      1.7
ME                                             5              839,598      0.1
MI                                           102           19,999,790      2
MN                                            64           14,415,427      1.4
MO                                            15            2,875,820      0.3
MT                                             3              659,972      0.1
NC                                            12            1,940,883      0.2
NE                                             8            1,520,300      0.2
NH                                             5            1,094,249      0.1
NJ                                           254           73,693,569      7.3
NM                                            12            2,419,710      0.2
NV                                           107           28,875,306      2.9
NY                                           143           51,350,532      5.1
OH                                            35            6,645,697      0.7
OR                                            25            5,313,869      0.5
PA                                            43            7,525,900      0.7
RI                                            22            4,376,500      0.4
SC                                            16            6,218,477      0.6

SD                                             1              122,000      0
TN                                             9            1,694,700      0.2
TX                                            40            8,408,435      0.8
UT                                            21            4,168,893      0.4
VA                                           106           32,773,886      3.3
WA                                            85           19,689,103      2
WI                                            10            1,841,800      0.2
WY                                             1              135,000      0
--------------------------------------------------------------------------------
Total:                                     3,441       $1,005,118,162    100.00%
--------------------------------------------------------------------------------

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9. NegAm Limit

--------------------------------------------------------------------------------
NegAm Limit                                Count           Balance       Percent
--------------------------------------------------------------------------------
110%                                       3,441       $1,005,118,162    100.00%
--------------------------------------------------------------------------------
Total:                                     3,441       $1,005,118,162    100.00%
--------------------------------------------------------------------------------

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10. Index

--------------------------------------------------------------------------------
Index                                      Count           Balance       Percent
--------------------------------------------------------------------------------
MTA                                        3,441       $1,005,118,162    100.00%
--------------------------------------------------------------------------------
Total:                                     3,441       $1,005,118,162    100.00%
--------------------------------------------------------------------------------

                Top



11. Margin

--------------------------------------------------------------------------------
Margin                                     Count           Balance       Percent
--------------------------------------------------------------------------------
1.751% to 2.000%                              16           $6,535,305      0.70%
2.001% to 2.250%                              51           20,941,180      2.1
2.251% to 2.500%                             219           80,020,690      8
2.501% to 2.750%                             875          271,303,720     27
2.751% to 3.000%                             758          229,330,861     22.8
3.001% to 3.250%                             367           92,574,070      9.2
3.251% to 3.500%                             227           61,372,751      6.1
3.501% to 3.750%                             676          184,402,798     18.3
3.751% to 4.000%                             214           51,623,795      5.1
4.001% to 4.250%                              24            4,890,391      0.5
4.251% to 4.500%                              11            1,222,100      0.1
4.501% to 4.750%                               3              900,500      0.1
--------------------------------------------------------------------------------
Total:                                     3,441       $1,005,118,162    100.00%
--------------------------------------------------------------------------------

                Top

12. Max Rate

--------------------------------------------------------------------------------
Max Rate                                   Count           Balance       Percent
--------------------------------------------------------------------------------
8.000% to 8.499%                               1             $290,024      0.00%
8.500% to 8.999%                              34           11,632,878      1.2
9.000% to 9.499%                               2              297,249      0
9.500% to 9.999%                           3,404          992,898,012     98.8
--------------------------------------------------------------------------------
Total:                                     3,441       $1,005,118,162    100.00%
--------------------------------------------------------------------------------

                Top



13. Months to Roll

--------------------------------------------------------------------------------
Months to Roll                             Count           Balance       Percent
--------------------------------------------------------------------------------
0                                              7           $2,842,985      0.30%
1                                          1,977          587,179,835     58.4
2                                          1,456          414,870,711     41.3
3                                              1              224,632      0
--------------------------------------------------------------------------------
Total:                                     3,441       $1,005,118,162    100.00%
--------------------------------------------------------------------------------

                Top



14. Delinquency in Days

--------------------------------------------------------------------------------
Delinquency in Days                        Count           Balance       Percent
--------------------------------------------------------------------------------
0                                          3,441       $1,005,118,162    100.00%
--------------------------------------------------------------------------------
Total:                                     3,441       $1,005,118,162    100.00%
--------------------------------------------------------------------------------

                Top



15. Property Type

--------------------------------------------------------------------------------
Property Type                              Count           Balance       Percent
--------------------------------------------------------------------------------
Single Family                              2,243         $663,766,541     66.00%
Planned Unit Development                     602          190,209,337     18.9
Condominium                                  361           87,943,517      8.7
2 Family                                     158           45,952,858      4.6
Townhouse                                     43            7,775,259      0.8
4 Family                                      22            5,998,297      0.6
3 Family                                      12            3,472,352      0.3

--------------------------------------------------------------------------------
Total:                                     3,441       $1,005,118,162    100.00%
--------------------------------------------------------------------------------

                Top



16. Occupancy Code

--------------------------------------------------------------------------------
Occupancy Code                             Count           Balance       Percent
--------------------------------------------------------------------------------
Primary                                    3,160         $947,076,970     94.20%
Investment                                   205           38,112,902      3.8
Secondary                                     76           19,928,290      2
--------------------------------------------------------------------------------
Total:                                     3,441       $1,005,118,162    100.00%
--------------------------------------------------------------------------------

                Top



17. Purpose

--------------------------------------------------------------------------------
Purpose                                    Count           Balance       Percent
--------------------------------------------------------------------------------
CashOut                                    2,161         $628,817,935     62.60%
Purchase                                     658          203,516,414     20.2
RateTerm                                     622          172,783,814     17.2
--------------------------------------------------------------------------------
Total:                                     3,441       $1,005,118,162    100.00%
--------------------------------------------------------------------------------

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18. Documentation Type

--------------------------------------------------------------------------------
Documentation Type                         Count           Balance       Percent
--------------------------------------------------------------------------------
Fast Forward                               1,912         $602,592,977     60.00%
Full Doc                                     730          182,099,539     18.1
Full Doc Express                             111           25,569,534      2.5
NINA                                         688          194,856,113     19.4
--------------------------------------------------------------------------------
Total:                                     3,441       $1,005,118,162    100.00%
--------------------------------------------------------------------------------

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19. Prepayment Penalty Flag

--------------------------------------------------------------------------------
Prepayment Penalty Flag                    Count           Balance       Percent
--------------------------------------------------------------------------------
N                                            386         $134,038,254     13.30%
Y                                          3,055          871,079,909     86.7
--------------------------------------------------------------------------------
Total:                                     3,441       $1,005,118,162    100.00%
--------------------------------------------------------------------------------

                Top



20. Prepayment Penalty Term

--------------------------------------------------------------------------------
Prepayment Penalty Term                    Count           Balance       Percent
--------------------------------------------------------------------------------
0                                            386         $134,038,254     13.30%
12                                           190           64,332,111      6.4
24                                            97           32,117,647      3.2
36                                         2,768          774,630,151     77.1
--------------------------------------------------------------------------------
Total:                                     3,441       $1,005,118,162    100.00%
--------------------------------------------------------------------------------

                Top


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

Goldman, Sachs & Co.
INDX 2005-AR6
Cut-off - February 1, 2005
Group 1 Group 2


Selection Criteria: Group 1
Table of Contents

1.  Stats
2.  Group
3.  Principal Balance
4.  Current Rate
5.  Age
6.  Original Loan-To-Value Ratio
7.  FICO Score
8.  States
9.  NegAm Limit
10. Index
11. Margin
12. Max Rate
13. Months to Roll
14. Delinquency in Days
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Prepayment Penalty Flag
20. Prepayment Penalty Term



1. Stats

Count: 1,926
Current Balance: $421,313,654
Average Current Balance: $218,751
Gross Weighted Average Coupon: 4.4360%
Net Weighted Average Coupon: 4.0565%
Original Term: 360
Remaining Term: 360
Age: 0
Original Loan-to-Value Ratio: 71.23%
Margin: 3.0933%
Net Margin: 2.7138%
Non-Zero Initial Periodic Cap: 0.000%
Non-Zero Subsequent Periodic Cap: 0.000%
Maximum Interest Rate: 9.938%
Months to Next Roll: 1
FICO Score: 706

Max Zip Code Percentage: 0.503%
Debt-to-Income Ratio: 24.90%

                Top



2. Group

--------------------------------------------------------------------------------
Group                                      Count           Balance      Percent
--------------------------------------------------------------------------------
Group 1                                    1,926        $421,313,654    100.00%
--------------------------------------------------------------------------------
Total:                                     1,926        $421,313,654    100.00%
--------------------------------------------------------------------------------

                Top



3. Principal Balance

--------------------------------------------------------------------------------
Principal Balance                          Count           Balance      Percent
--------------------------------------------------------------------------------
Less than or equal to $50,000.00               5            $250,000      0.10%
$50,000.01 to $200,000.00                    838         123,091,324     29.2
$200,000.01 to $350,000.00                 1,017         272,405,857     64.7
$350,000.01 to $500,000.00                    64          24,299,624      5.8
$500,000.01 to $650,000.00                     2           1,266,850      0.3
--------------------------------------------------------------------------------
Total:                                     1,926        $421,313,654    100.00%
--------------------------------------------------------------------------------

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4. Current Rate

--------------------------------------------------------------------------------
Current Rate                               Count           Balance      Percent
--------------------------------------------------------------------------------
1.000% to 1.249%                             295         $62,892,542     14.90%
2.000% to 2.249%                              65          11,141,190      2.6
4.000% to 4.249%                              25           6,432,322      1.5
4.250% to 4.499%                              55          12,405,063      2.9
4.500% to 4.749%                             252          55,563,942     13.2
4.750% to 4.999%                             443         102,699,070     24.4
5.000% to 5.249%                             164          35,798,245      8.5
5.250% to 5.499%                             127          27,267,790      6.5
5.500% to 5.749%                             232          50,187,132     11.9
5.750% to 5.999%                             242          52,120,016     12.4
6.000% to 6.249%                              19           3,750,141      0.9
6.250% to 6.499%                               6             831,200      0.2
6.500% to 6.749%                               1             225,000      0.1
--------------------------------------------------------------------------------
Total:                                     1,926        $421,313,654    100.00%
--------------------------------------------------------------------------------

                Top



5. Age

--------------------------------------------------------------------------------
Age                                        Count           Balance      Percent
--------------------------------------------------------------------------------
0                                          1,818        $393,425,993     93.40%
1                                             79          20,724,092      4.9
2                                             21           5,404,336      1.3
3                                              6           1,274,629      0.3
7                                              1             194,580      0
8                                              1             290,024      0.1
--------------------------------------------------------------------------------
Total:                                     1,926        $421,313,654    100.00%
--------------------------------------------------------------------------------

                Top



6. Original Loan-To-Value Ratio

--------------------------------------------------------------------------------
Original Loan-To-Value Ratio               Count           Balance      Percent
--------------------------------------------------------------------------------
0.001% to 50.000%                            161         $30,433,300      7.20%
50.001% to 60.000%                           168          34,904,997      8.3
60.001% to 70.000%                           374          83,105,408     19.7
70.001% to 75.000%                           409          94,619,331     22.5
75.001% to 80.000%                           732         162,186,986     38.5
80.001% to 85.000%                            27           5,498,081      1.3
85.001% to 90.000%                            24           4,793,292      1.1
90.001% to 95.000%                            31           5,772,258      1.4
--------------------------------------------------------------------------------
Total:                                     1,926        $421,313,654    100.00%
--------------------------------------------------------------------------------

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7. FICO Score

--------------------------------------------------------------------------------
FICO Score                                 Count           Balance      Percent
--------------------------------------------------------------------------------
Missing                                        3            $524,456      0.10%
600 to 649                                   226          50,489,276     12
650 to 699                                   673         150,124,617     35.6
700 to 749                                   601         131,157,118     31.1
750 to 799                                   376          79,820,748     18.9
800 to 849                                    47           9,197,439      2.2
--------------------------------------------------------------------------------
Total:                                     1,926        $421,313,654    100.00%
--------------------------------------------------------------------------------

                Top



8. States

--------------------------------------------------------------------------------
States                                     Count           Balance      Percent
--------------------------------------------------------------------------------
AK                                             9          $1,904,025      0.50%
AL                                             3             589,627      0.1
AZ                                            44           8,316,779      2
CA                                           592         150,586,112     35.7
CO                                            66          12,969,972      3.1
CT                                            25           4,785,464      1.1
DC                                             3             587,650      0.1
DE                                             2             240,500      0.1
FL                                           263          49,939,288     11.9
GA                                            21           3,115,937      0.7
HI                                            14           4,900,354      1.2
IA                                             1             156,000      0
ID                                             8           1,303,967      0.3
IL                                            51          11,219,789      2.7
IN                                             9           1,193,790      0.3
KS                                             9           1,668,947      0.4
KY                                             2             304,000      0.1
LA                                             9           1,582,900      0.4
MA                                            50          11,565,083      2.7
MD                                            38           7,396,828      1.8
ME                                             3             617,098      0.1
MI                                            78          14,466,139      3.4
MN                                            49           9,829,039      2.3
MO                                            11           1,827,820      0.4
MT                                             2             274,972      0.1
NC                                             5             681,600      0.2
NE                                             7           1,408,300      0.3
NH                                             3             507,929      0.1
NJ                                           149          32,704,620      7.8
NM                                             4             725,410      0.2
NV                                            70          15,949,438      3.8
NY                                            71          19,460,438      4.6
OH                                            23           3,426,936      0.8
OR                                            18           3,792,683      0.9
PA                                            30           4,998,300      1.2
RI                                            17           3,198,100      0.8
SC                                             9           1,740,277      0.4
SD                                             1             122,000      0
TN                                             6             860,550      0.2
TX                                            30           5,161,888      1.2
UT                                            12           1,605,293      0.4
VA                                            49          11,750,510      2.8
WA                                            56          11,207,902      2.7
WI                                             4             669,400      0.2
--------------------------------------------------------------------------------
Total:                                     1,926        $421,313,654    100.00%
--------------------------------------------------------------------------------

                Top



9. NegAm Limit

--------------------------------------------------------------------------------
NegAm Limit                                Count           Balance      Percent
--------------------------------------------------------------------------------
110%                                       1,926        $421,313,654    100.00%
--------------------------------------------------------------------------------
Total:                                     1,926        $421,313,654    100.00%
--------------------------------------------------------------------------------

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10. Index

--------------------------------------------------------------------------------
Index                                      Count           Balance      Percent
--------------------------------------------------------------------------------
MTA                                        1,926        $421,313,654    100.00%
--------------------------------------------------------------------------------
Total:                                     1,926        $421,313,654    100.00%
--------------------------------------------------------------------------------

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11. Margin

--------------------------------------------------------------------------------
Margin                                     Count           Balance      Percent
--------------------------------------------------------------------------------
1.751% to 2.000%                               7          $1,819,076      0.40%
2.001% to 2.250%                              26           6,625,366      1.6
2.251% to 2.500%                              96          22,217,304      5.3
2.501% to 2.750%                             475         103,559,890     24.6
2.751% to 3.000%                             410          95,317,418     22.6
3.001% to 3.250%                             225          46,346,405     11
3.251% to 3.500%                             127          27,426,162      6.5
3.501% to 3.750%                             389          83,414,391     19.8
3.751% to 4.000%                             141          29,300,901      7
4.001% to 4.250%                              20           3,963,141      0.9
4.251% to 4.500%                               9           1,098,600      0.3
4.501% to 4.750%                               1             225,000      0.1
--------------------------------------------------------------------------------
Total:                                     1,926        $421,313,654    100.00%
--------------------------------------------------------------------------------

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12. Max Rate

--------------------------------------------------------------------------------
Max Rate                                   Count           Balance      Percent
--------------------------------------------------------------------------------
8.000% to 8.499%                               1            $290,024      0.10%
8.500% to 8.999%                              18           4,043,941      1
9.000% to 9.499%                               1             187,511      0
9.500% to 9.999%                           1,906         416,792,178     98.9
--------------------------------------------------------------------------------
Total:                                     1,926        $421,313,654    100.00%
--------------------------------------------------------------------------------

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13. Months to Roll

--------------------------------------------------------------------------------
Months to Roll                             Count           Balance      Percent
--------------------------------------------------------------------------------
0                                              4          $1,297,972      0.30%
1                                          1,452         323,519,104     76.8
2                                            469          96,271,947     22.9
3                                              1             224,632      0.1
--------------------------------------------------------------------------------
Total:                                     1,926        $421,313,654    100.00%
--------------------------------------------------------------------------------

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14. Delinquency in Days

--------------------------------------------------------------------------------
Delinquency in Days                        Count           Balance      Percent
--------------------------------------------------------------------------------
0                                          1,926        $421,313,654    100.00%
--------------------------------------------------------------------------------
Total:                                     1,926        $421,313,654    100.00%
--------------------------------------------------------------------------------

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15. Property Type

--------------------------------------------------------------------------------
Property Type                              Count           Balance      Percent
--------------------------------------------------------------------------------
Single Family                              1,223        $266,550,334     63.30%
Planned Unit Development                     329          74,182,363     17.6
Condominium                                  216          43,101,088     10.2
2 Family                                     102          25,774,693      6.1
Townhouse                                     33           5,425,459      1.3
4 Family                                      16           4,540,600      1.1
3 Family                                       7           1,739,118      0.4
--------------------------------------------------------------------------------
Total:                                     1,926        $421,313,654    100.00%
--------------------------------------------------------------------------------

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16. Occupancy Code

--------------------------------------------------------------------------------
Occupancy Code                             Count           Balance      Percent
--------------------------------------------------------------------------------
Primary                                    1,727        $384,579,640     91.30%
Investment                                   155          28,290,061      6.7
Secondary                                     44           8,443,954      2
--------------------------------------------------------------------------------
Total:                                     1,926        $421,313,654    100.00%
--------------------------------------------------------------------------------

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17. Purpose

--------------------------------------------------------------------------------
Purpose                                    Count           Balance      Percent
--------------------------------------------------------------------------------
CashOut                                    1,205        $268,856,139     63.80%
RateTerm                                     382          77,706,384     18.4
Purchase                                     339          74,751,131     17.7
--------------------------------------------------------------------------------
Total:                                     1,926        $421,313,654    100.00%
--------------------------------------------------------------------------------

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18. Documentation Type

--------------------------------------------------------------------------------
Documentation Type                         Count           Balance      Percent
--------------------------------------------------------------------------------
Fast Forward                                 985        $222,675,180     52.90%
Full Doc                                     469          95,984,177     22.8
Full Doc Express                              72          13,859,443      3.3
NINA                                         400          88,794,855     21.1
--------------------------------------------------------------------------------
Total:                                     1,926        $421,313,654    100.00%
--------------------------------------------------------------------------------

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19. Prepayment Penalty Flag

--------------------------------------------------------------------------------
Prepayment Penalty Flag                    Count           Balance      Percent
--------------------------------------------------------------------------------
N                                            182         $42,734,187     10.10%
Y                                          1,744         378,579,467     89.9
--------------------------------------------------------------------------------
Total:                                     1,926        $421,313,654    100.00%
--------------------------------------------------------------------------------

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20. Prepayment Penalty Term

--------------------------------------------------------------------------------
Prepayment Penalty Term                    Count           Balance      Percent
--------------------------------------------------------------------------------
0                                            182         $42,734,187     10.10%
12                                            93          22,321,198      5.3
24                                            45          10,143,999      2.4
36                                         1,606         346,114,271     82.2
--------------------------------------------------------------------------------
Total:                                     1,926        $421,313,654    100.00%
--------------------------------------------------------------------------------

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Selection Criteria: Group 2
Table of Contents

1.  Stats
2.  Group
3.  Principal Balance
4.  Current Rate
5.  Age
6.  Original Loan-To-Value Ratio
7.  FICO Score
8.  States
9.  NegAm Limit
10. Index
11. Margin
12. Max Rate
13. Months to Roll
14. Delinquency in Days
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Prepayment Penalty Flag
20. Prepayment Penalty Term



1. Stats

Count: 1,515
Current Balance: $583,804,508
Average Current Balance: $385,350
Gross Weighted Average Coupon: 2.9934%
Net Weighted Average Coupon: 2.6139%
Original Term: 360
Remaining Term: 360
Age: 0
Original Loan-to-Value Ratio: 71.08%
Margin: 2.9774%
Net Margin: 2.5979%
Non-Zero Initial Periodic Cap: 0.000%
Non-Zero Subsequent Periodic Cap: 0.000%
Maximum Interest Rate: 9.936%
Months to Next Roll: 2
FICO Score: 704
Max Zip Code Percentage: 0.555%

Debt-to-Income Ratio: 26.32%

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2. Group

--------------------------------------------------------------------------------
Group                                      Count           Balance      Percent
--------------------------------------------------------------------------------
Group 2                                    1,515        $583,804,508    100.00%
--------------------------------------------------------------------------------
Total:                                     1,515        $583,804,508    100.00%
--------------------------------------------------------------------------------

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3. Principal Balance

--------------------------------------------------------------------------------
Principal Balance                          Count           Balance      Percent
--------------------------------------------------------------------------------
$50,000.01 to $200,000.00                    298         $43,349,902      7.40%
$200,000.01 to $350,000.00                   313          83,626,585     14.3
$350,000.01 to $500,000.00                   594         250,239,668     42.9
$500,000.01 to $650,000.00                   230         131,354,106     22.5
$650,000.01 to $800,000.00                    36          26,301,426      4.5
$800,000.01 to $950,000.00                    21          18,587,516      3.2
$950,000.01 to $1,100,000.00                  11          11,041,671      1.9
$1,100,000.01 to $1,250,000.00                 1           1,220,000      0.2
$1,250,000.01 to $1,400,000.00                 2           2,677,919      0.5
$1,400,000.01 to $1,550,000.00                 3           4,450,000      0.8
$1,550,000.01 to $1,700,000.00                 1           1,669,761      0.3
$1,700,000.01 to $1,850,000.00                 3           5,342,910      0.9
$1,850,000.01 to $2,000,000.00                 1           1,868,000      0.3
$2,000,000.01 to $2,150,000.00                 1           2,075,043      0.4
--------------------------------------------------------------------------------
Total:                                     1,515        $583,804,508    100.00%
--------------------------------------------------------------------------------

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4. Current Rate

--------------------------------------------------------------------------------
Current Rate                               Count           Balance      Percent
--------------------------------------------------------------------------------
1.000% to 1.249%                             845        $278,354,971     47.70%
2.000% to 2.249%                              72          14,101,634      2.4
4.000% to 4.249%                              25          14,227,926      2.4
4.250% to 4.499%                              49          27,078,215      4.6
4.500% to 4.749%                             116          61,505,488     10.5
4.750% to 4.999%                             196          93,752,813     16.1
5.000% to 5.249%                              48          21,937,614      3.8
5.250% to 5.499%                              45          18,944,077      3.2
5.500% to 5.749%                              60          27,508,206      4.7

5.750% to 5.999%                              58          26,007,066      4.5
6.000% to 6.249%                               1             386,500      0.1
--------------------------------------------------------------------------------
Total:                                     1,515        $583,804,508    100.00%
--------------------------------------------------------------------------------

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5. Age

--------------------------------------------------------------------------------
Age                                        Count           Balance      Percent
--------------------------------------------------------------------------------
0                                          1,454        $550,216,079     94.20%
1                                             48          25,523,004      4.4
2                                              5           2,293,049      0.4
3                                              3           1,153,487      0.2
4                                              3           3,070,976      0.5
5                                              1             566,807      0.1
9                                              1             981,106      0.2
--------------------------------------------------------------------------------
Total:                                     1,515        $583,804,508    100.00%
--------------------------------------------------------------------------------

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6. Original Loan-To-Value Ratio

--------------------------------------------------------------------------------
Original Loan-To-Value Ratio               Count           Balance      Percent
--------------------------------------------------------------------------------
0.001% to 50.000%                             84         $31,706,694      5.40%
50.001% to 60.000%                           137          51,190,896      8.8
60.001% to 70.000%                           335         149,321,573     25.6
70.001% to 75.000%                           284         108,253,573     18.5
75.001% to 80.000%                           644         235,771,899     40.4
80.001% to 85.000%                            14           3,826,934      0.7
85.001% to 90.000%                             6           1,802,831      0.3
90.001% to 95.000%                            11           1,930,108      0.3
--------------------------------------------------------------------------------
Total:                                     1,515        $583,804,508    100.00%
--------------------------------------------------------------------------------

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7. FICO Score

--------------------------------------------------------------------------------
FICO Score                                 Count           Balance      Percent
--------------------------------------------------------------------------------
Missing                                        2            $517,204      0.10%
600 to 649                                   188          68,824,253     11.8
650 to 699                                   577         231,995,250     39.7
700 to 749                                   444         170,569,777     29.2
750 to 799                                   285         105,788,095     18.1
800 to 849                                    19           6,109,928      1
--------------------------------------------------------------------------------
Total:                                     1,515        $583,804,508    100.00%
--------------------------------------------------------------------------------


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8. States

--------------------------------------------------------------------------------
States                                     Count           Balance      Percent
--------------------------------------------------------------------------------
AK                                             1            $298,469      0.10%
AL                                             3             739,600      0.1
AZ                                            22           6,744,031      1.2
CA                                           694         303,427,840     52
CO                                            37          13,320,651      2.3
CT                                            24           8,850,530      1.5
DC                                             9           3,604,250      0.6
DE                                             2             607,400      0.1
FL                                           165          53,720,492      9.2
GA                                             8           1,803,500      0.3
HI                                            14           6,307,625      1.1
IA                                             1             156,000      0
ID                                             1             144,000      0
IL                                            30          11,265,826      1.9
IN                                             5           1,181,205      0.2
KS                                             6           1,187,850      0.2
LA                                             3             305,208      0.1
MA                                            24           8,390,015      1.4
MD                                            29          10,137,239      1.7
ME                                             2             222,500      0
MI                                            24           5,533,651      0.9
MN                                            15           4,586,388      0.8
MO                                             4           1,048,000      0.2
MT                                             1             385,000      0.1
NC                                             7           1,259,283      0.2
NE                                             1             112,000      0
NH                                             2             586,320      0.1
NJ                                           105          40,988,950      7
NM                                             8           1,694,300      0.3
NV                                            37          12,925,867      2.2
NY                                            72          31,890,094      5.5
OH                                            12           3,218,761      0.6
OR                                             7           1,521,186      0.3
PA                                            13           2,527,600      0.4
RI                                             5           1,178,400      0.2
SC                                             7           4,478,200      0.8
TN                                             3             834,150      0.1
TX                                            10           3,246,547      0.6
UT                                             9           2,563,600      0.4
VA                                            57          21,023,377      3.6
WA                                            29           8,481,201      1.5
WI                                             6           1,172,400      0.2
WY                                             1             135,000      0
--------------------------------------------------------------------------------
Total:                                     1,515        $583,804,508    100.00%
--------------------------------------------------------------------------------


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9. NegAm Limit

--------------------------------------------------------------------------------
NegAm Limit                                Count           Balance      Percent
--------------------------------------------------------------------------------
110%                                       1,515        $583,804,508    100.00%
--------------------------------------------------------------------------------
Total:                                     1,515        $583,804,508    100.00%
--------------------------------------------------------------------------------

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10. Index

--------------------------------------------------------------------------------
Index                                      Count           Balance      Percent
--------------------------------------------------------------------------------
MTA                                        1,515        $583,804,508    100.00%
--------------------------------------------------------------------------------
Total:                                     1,515        $583,804,508    100.00%
--------------------------------------------------------------------------------

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11. Margin

--------------------------------------------------------------------------------
Margin                                     Count           Balance      Percent
--------------------------------------------------------------------------------
1.751% to 2.000%                               9          $4,716,229      0.80%
2.001% to 2.250%                              25          14,315,814      2.5
2.251% to 2.500%                             123          57,803,386      9.9
2.501% to 2.750%                             400         167,743,831     28.7
2.751% to 3.000%                             348         134,013,443     23
3.001% to 3.250%                             142          46,227,665      7.9
3.251% to 3.500%                             100          33,946,589      5.8
3.501% to 3.750%                             287         100,988,407     17.3
3.751% to 4.000%                              73          22,322,893      3.8
4.001% to 4.250%                               4             927,250      0.2
4.251% to 4.500%                               2             123,500      0
4.501% to 4.750%                               2             675,500      0.1
--------------------------------------------------------------------------------
Total:                                     1,515        $583,804,508    100.00%
--------------------------------------------------------------------------------

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12. Max Rate

--------------------------------------------------------------------------------
Max Rate                                   Count           Balance      Percent
--------------------------------------------------------------------------------
8.500% to 8.999%                              16          $7,588,937      1.30%

9.000% to 9.499%                               1             109,738      0
9.500% to 9.999%                           1,498         576,105,834     98.7
--------------------------------------------------------------------------------
Total:                                     1,515        $583,804,508    100.00%
--------------------------------------------------------------------------------

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13. Months to Roll

--------------------------------------------------------------------------------
Months to Roll                             Count           Balance      Percent
--------------------------------------------------------------------------------
0                                              3          $1,545,013      0.30%
1                                            525         263,660,731     45.2
2                                            987         318,598,764     54.6
--------------------------------------------------------------------------------
Total:                                     1,515        $583,804,508    100.00%
--------------------------------------------------------------------------------

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14. Delinquency in Days

--------------------------------------------------------------------------------
Delinquency in Days                        Count           Balance      Percent
--------------------------------------------------------------------------------
0                                          1,515        $583,804,508    100.00%
--------------------------------------------------------------------------------
Total:                                     1,515        $583,804,508    100.00%
--------------------------------------------------------------------------------

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15. Property Type

--------------------------------------------------------------------------------
Property Type                              Count           Balance      Percent
--------------------------------------------------------------------------------
Single Family                              1,020        $397,216,207     68.00%
Planned Unit Development                     273         116,026,975     19.9
Condominium                                  145          44,842,430      7.7
2 Family                                      56          20,178,165      3.5
Townhouse                                     10           2,349,800      0.4
3 Family                                       5           1,733,235      0.3
4 Family                                       6           1,457,697      0.2
--------------------------------------------------------------------------------
Total:                                     1,515        $583,804,508    100.00%
--------------------------------------------------------------------------------

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16. Occupancy Code

--------------------------------------------------------------------------------
Occupancy Code                             Count           Balance      Percent
--------------------------------------------------------------------------------
Primary                                    1,433        $562,497,331     96.40%

Secondary                                     32          11,484,336      2
Investment                                    50           9,822,842      1.7
--------------------------------------------------------------------------------
Total:                                     1,515        $583,804,508    100.00%
--------------------------------------------------------------------------------

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17. Purpose

--------------------------------------------------------------------------------
Purpose                                    Count           Balance      Percent
--------------------------------------------------------------------------------
CashOut                                      956        $359,961,796     61.70%
Purchase                                     319         128,765,282     22.1
RateTerm                                     240          95,077,430     16.3
--------------------------------------------------------------------------------
Total:                                     1,515        $583,804,508    100.00%
--------------------------------------------------------------------------------

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18. Documentation Type

--------------------------------------------------------------------------------
Documentation Type                         Count           Balance      Percent
--------------------------------------------------------------------------------
Fast Forward                                 927        $379,917,798     65.10%
Full Doc                                     261          86,115,362     14.8
Full Doc Express                              39          11,710,091      2
NINA                                         288         106,061,258     18.2
--------------------------------------------------------------------------------
Total:                                     1,515        $583,804,508    100.00%
--------------------------------------------------------------------------------

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19. Prepayment Penalty Flag

--------------------------------------------------------------------------------
Prepayment Penalty Flag                    Count           Balance      Percent
--------------------------------------------------------------------------------
N                                            204         $91,304,067     15.60%
Y                                          1,311         492,500,441     84.4
--------------------------------------------------------------------------------
Total:                                     1,515        $583,804,508    100.00%
--------------------------------------------------------------------------------

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20. Prepayment Penalty Term

--------------------------------------------------------------------------------
Prepayment Penalty Term                    Count           Balance      Percent
--------------------------------------------------------------------------------
0                                            204         $91,304,067     15.60%
12                                            97          42,010,913      7.2
24                                            52          21,973,648      3.8

36                                         1,162         428,515,880     73.4
--------------------------------------------------------------------------------
Total:                                     1,515        $583,804,508    100.00%
--------------------------------------------------------------------------------

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action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where
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